                                    FORM N-14

                        As filed with the Securities and
                             Exchange Commission on
                          November 19, 2001 Securities
                              Act File No. __-_____

                 ---------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM N-14
          REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933 / X /
                         Pre-Effective Amendment No. / /
                        Post-Effective Amendment No. / /

                            BNY HAMILTON FUNDS, INC.
               (Exact Name of Registrant as Specified in Charter)

                                3435 Stelzer Road
                            Columbus, Ohio 43219-3035

               (Address of Principal Executive Offices) (Zip Code)

                                 (614) 470-8000
                  (Registrant's Area Code and Telephone Number)

                                   Lisa Hurley
                                3435 Stelzer Road
                            Columbus, Ohio 43219-3035
                     (Name and Address of Agent for Service)

                                 With copies to:

 John E. Baumgardner, Jr., Esq.                  Steven R. Howard, Esq.
      Sullivan & Cromwell               Paul, Weiss, Rifkind, Wharton & Garrison
       New York, NY 10004                     1285 Avenue of the Americas

                            -------------------------

                  Approximate Date of Proposed Public Offering:
   As soon as practicable after this Registration Statement becomes effective.

                ---------------------------------------------

 REGISTRANT HEREBY AMENDS THIS REGISTRATION STATEMENT ON SUCH DATE OR DATES AS MAY BE NECESSARY TO DELAY ITS EFFECTIVE DATE UNTIL THE REGISTRANT SHALL FILE A
  FURTHER AMENDMENT WHICH SPECIFICALLY STATES THAT THIS REGISTRATION STATEMENT
    SHALL THEREAFTER BECOME EFFECTIVE IN ACCORDANCE WITH SECTION 8(a) OF THE SECURITIES ACT OF 1933 OR UNTIL THE REGISTRATION STATEMENT SHALL BECOME
 EFFECTIVE ON SUCH DATE AS THE COMMISSION ACTING PURSUANT TO SAID SECTION 8(a),
                                 MAY DETERMINE.

                ---------------------------------------------

Title of Securities Being Registered: Common Stock, $0.001 par value per share. No filing fee is required because an indefinite number of shares have previously been registered pursuant to Rule 24f-2 under the Investment Company Act of 1940, as amended.

This Registration Statement contains the following pages and documents:

         Front Cover

         Contents Page

         Letter to Shareholders

         Notice of Special Meeting

         Part A - Proxy Statement/Prospectus

         Part B - Statement of Additional Information

         Part C - Other Information

         Signature Page

         Exhibits

                                BNYIA FUNDS TRUST
                           (formerly HSBC Funds Trust)

                       New York Tax-Free Money Market Fund

                                3435 Stelzer Road
                              Columbus, Ohio 43219
                                 (800) 634-2536
                                December 19, 2001

Dear Shareholder:

     The Board of Trustees of BNYIA Funds Trust (formerly HSBC Funds Trust) (the "Trust") has called a Special Meeting (the "Special Meeting") of Shareholders of the New York Tax-Free Money Market Fund, a series of the Trust (the "Acquired Fund"), scheduled to be held at 10:00 a.m., local time, on January 22, 2002 at the offices of the Trust at 3435 Stelzer Road Columbus, Ohio 43219.

     The Board of Trustees of the Trust has approved a reorganization of the Acquired Fund into the BNY Hamilton New York Tax-Free Money Market Fund, a newly created series of BNY Hamilton Funds, Inc. (the "Successor Fund"), which is managed by The Bank of New York (the "Reorganization").

     If approved by shareholders, you would become a shareholder of the Successor Fund on the date that the Reorganization occurs. The Successor Fund has investment objectives and policies that are similar to those of the Acquired Fund. As a result of the proposed Reorganization, you will receive Hamilton Premier Shares of the Successor Fund corresponding to your Class A shares of the Acquired Fund.

     You are being asked to vote to approve an Agreement and Plan of Reorganization for the Acquired Fund. The accompanying document describes the proposed transactions and compares the policies and expenses of each of the Funds for your evaluation.

     AFTER CAREFUL CONSIDERATION, THE BOARD OF TRUSTEES OF THE ACQUIRED FUND UNANIMOUSLY APPROVED THIS PROPOSAL AND RECOMMENDED SHAREHOLDERS VOTE "FOR" THE PROPOSAL.

     A Proxy Statement/Prospectus that describes the Reorganization is enclosed. We hope that you can attend the Special Meeting in person; however, we urge you in any event to vote your shares by completing and returning the enclosed proxy card in the envelope provided or by voting over the Internet or by telephone at your earliest convenience.

     YOUR VOTE IS IMPORTANT REGARDLESS OF THE NUMBER OF SHARES YOU OWN. IN ORDER TO AVOID THE ADDED COST OF FOLLOW-UP SOLICITATIONS AND POSSIBLE ADJOURNMENTS, PLEASE TAKE A FEW MINUTES TO READ THE PROXY STATEMENT/PROSPECTUS AND CAST YOUR VOTE. IT IS IMPORTANT THAT YOUR VOTE BE RECEIVED NO LATER THAN JANUARY 15, 2002.

     The Trust is using Georgeson Shareholder Communications Inc., a professional proxy solicitation firm, to assist shareholders in the voting process. As the date of the Special Meeting approaches, if we have not already heard from you, you may receive a telephone call from Georgeson Shareholder Communications Inc. reminding you to exercise your right to vote.

     We appreciate your participation and prompt response in this matter and thank you for your continued support.

                                                     Sincerely,

                                                     Harald Paumgarten
                                                     Chairman of the Board

                                                               December 19, 2001


                                BNYIA FUNDS TRUST
                           (formerly HSBC Funds Trust)

                      Important News For Fund Shareholders

     While we encourage you to read the full text of the enclosed Proxy Statement/Prospectus, here is a brief overview of the proposal you are being asked to vote on.

                          Q & A: QUESTIONS AND ANSWERS

Q:   WHAT IS HAPPENING?

A: After the merger of HSBC Bank and Republic National Bank of New York, the Board of Trustees of your fund and HSBC Asset Management (Americas), Inc. ("HSBC Asset Management"), the previous advisor to the New York Tax-Free Money Market Fund (the "Acquired Fund") discussed a possible combination of the Acquired Fund with a Republic Fund. After being unable to reach an agreement to do so, HSBC Asset Management suggested resigning from its position as investment advisor to the Acquired Fund. After discussion with the Board of Trustees, the Board of Trustees and HSBC Asset Management agreed that HSBC Asset Management would resign as investment advisor to the Acquired Fund, and the Board of Trustees accepted the resignation, which became effective on September 29, 2001.

     The Board of Trustees considered several candidates for replacement investment advisory services, and in light of all the facts and circumstances, including the pending resignation of HSBC Asset Management, the Board of Trustees unanimously agreed that The Bank of New York presented the best opportunity to enhance shareholder value for the Acquired Fund shareholders. On September 28, 2001, the Board of Trustees approved an interim advisory agreement with The Bank of New York. Pursuant to the applicable rules and regulations under the Investment Company Act of 1940, as amended, this interim advisory agreement will expire 150 days from September 29, 2001, or February 26, 2002. The Board of Trustees believes that The Bank of New York will offer Acquired Fund shareholders the same level of service as was provided by HSBC Asset Management.

     In connection with the combination of other funds within the Acquired Fund's family of funds with funds in the BNY Hamilton family of funds, The Bank of New York is proposing to combine the assets of the Acquired Fund with the BNY Hamilton New York Tax-Free Money Market Fund (the "Successor Fund"), with the Successor Fund surviving the acquisition. The Bank of New York also advises the Successor Fund.

     You are being asked to vote on an Agreement and Plan of Reorganization (the "Plan") for the assets and liabilities of the Acquired Fund to be acquired by the Successor Fund in a tax-free exchange of shares (the
     "Reorganization"). If the Plan is approved and the Reorganization completed, you would no longer be a shareholder of the Acquired Fund, but would become a shareholder of the Successor Fund.

Q:   WHAT ARE THE DIFFERENCES BETWEEN THE ACQUIRED FUND AND THE SUCCESSOR FUND?

A: The Reorganization is not expected to result in any material changes to the investment philosophy or operations of the Acquired Fund, since the Successor Fund has a similar investment objective and similar investment limitations as compared to the Acquired Fund. The Successor Fund is a new fund without any operating history and the assets that it receives from the Acquired Fund through the Reorganization will constitute its initial investment portfolio.

Q:   WILL THE FEES ASSESSED TO SHAREHOLDERS INCREASE?

A: Average annual operating expenses for Class A of the Acquired Fund will be substantially lower following the proposed Reorganization than its expenses have been historically. Since September 29, 2001, when it became the interim investment advisor to the Acquired Fund, The Bank of New York has maintained the expense ratio of the Acquired Fund at a level lower than historical expenses. Even as compared to the expense level of the Acquired Fund as currently maintained by The Bank of New York, the average annual operating expenses for Class A shareholders of the Acquired Fund will further decrease, from 0.65% to 0.50%, after completion of the proposed Reorganization. Q: WHAT ARE THE BENEFITS OF THE TRANSACTION? A: The Board members of the Acquired Fund believe that you may benefit from the proposed Reorganization, in part, because it will result in a single larger fund. The proposed Reorganization may result in efficiencies due to a larger asset base. The following pages give you additional information on the proposed Reorganization on which you are being asked to vote.

Q:   WILL I INCUR TAXES AS A RESULT OF THE TRANSACTION?

A: For federal income tax purposes, no gain or loss will be recognized by the shareholders of the Acquired Fund as a result of the Reorganization. For a more detailed discussion of the federal income tax consequences, see page [15] under "Tax Consequences."

Q:   WHAT HAPPENS IF THE PLAN IS NOT APPROVED?

A: In the event the Plan is not approved, you will continue to be a shareholder of the Acquired Fund and the Board will consider other possible courses of action available to it, including the liquidation of the Acquired Fund.

Q:   HOW DO THE BOARD MEMBERS OF THE ACQUIRED FUND RECOMMEND THAT I VOTE?

A: AFTER CAREFUL CONSIDERATION, THE BOARD OF TRUSTEES OF THE ACQUIRED FUND, INCLUDING THOSE TRUSTEES WHO ARE NOT AFFILIATED WITH THE ACQUIRED FUND OR THE ADVISOR, UNANIMOUSLY RECOMMEND THAT YOU VOTE FOR THE PROPOSAL.

Q:   WHOM DO I CALL FOR MORE INFORMATION?

A: Please call Georgeson Shareholder Communications Inc., the Acquired Fund's proxy solicitor, at (212) 805-7187, attn: Tom Nader.


Q:   HOW CAN I VOTE MY SHARES?

A:   Please choose one of the following options to vote your shares:

        . By mail, with the enclosed proxy card;

        . By telephone, with a toll-free call to the telephone number that appears on your proxy card or, if no toll-free telephone number appears on your proxy card, to Georgeson Shareholder Communications
          Inc., the proxy solicitor, at [      ];

        . Through the Internet, by using the Internet address located on your proxy card and following the instructions on the site; or

        . In person at the special meeting.

Q:   WILL THE ACQUIRED FUND PAY FOR THIS PROXY SOLICITATION?

A:   No.  The Bank of New York will bear these costs.

                                BNYIA Funds Trust
                           (formerly HSBC Funds Trust)
                                3435 Stelzer Road
                              Columbus, Ohio 43219
                                 (800) 634-2536

                  NOTICE OF SPECIAL MEETING OF SHAREHOLDERS OF:

                       NEW YORK TAX-FREE MONEY MARKET FUND

                         SCHEDULED FOR JANUARY 22, 2002

To the Shareholder:

     A Special Meeting of Shareholders of the New York Tax-Free Money Market Fund (the "Acquired Fund"), a series of BNYIA Funds Trust (formerly HSBC Funds Trust) (the "Trust") is scheduled for January 22, 2002 at 10:00 a.m., local time, at the offices of the Trust at 3435 Stelzer Road Columbus, Ohio 43219 ("the Special Meeting").

     At the Special Meeting, you will be asked to consider and approve the following:

     1. To approve an Agreement and Plan of Reorganization for the Acquired Fund providing for (a) the transfer of all of its assets to BNY Hamilton New York Tax-Free Money Market Fund (the "Successor Fund") in exchange for shares of the Successor Fund and the assumption by the Successor Fund of the Acquired Fund's liabilities, (b) the distribution of such shares of the Successor Fund to shareholders of the Acquired Fund, and (c) the subsequent liquidation of the Acquired Fund.

     2. To transact such other business as may properly come before the Special Meeting or any adjournments thereof.

THE BOARD OF TRUSTEES UNANIMOUSLY APPROVED THIS PROPOSAL.

     Shareholders of record at the close of business on December 1, 2001, are entitled to notice of, and to vote at, the Special Meeting and any adjournment or adjournments thereof. Your prompt attention to the accompanying Proxy Statement/Prospectus will help to avoid the expense of further solicitation. Regardless of whether you plan to attend the meeting, PLEASE COMPLETE, SIGN AND RETURN PROMPTLY THE ENCLOSED PROXY CARD OR OTHERWISE VOTE so that a quorum will be present and a maximum number of shares may be voted. If you are present at the meeting, you may change your vote, if desired, at that time.

     By Order of the Board of Trustees

                                             Alaina V. Metz,
                                             Assistant Secretary


December 19, 2001

                      INSTRUCTIONS FOR SIGNING PROXY CARDS

     The following general rules for signing proxy cards may be of assistance to you and avoid the time and expense involved in validating your vote if you fail to sign your proxy card properly.

     1. Individual Accounts: Sign your name exactly as it appears in the registration on the proxy card.

     2. Joint Accounts: Either party may sign, but the name of the party signing should conform exactly to the name shown in the registration on the proxy card.

     3. All Other Accounts: The capacity of the individual signing the proxy card should be indicated unless it is reflected in the form of registration. For example:

     4.   Registration                            Valid Signatures

          Corporate Accounts

          (1) ABC Corp.                           ABC Corp.

          (2) ABC Corp.                           John Doe, Treasurer

          (3) ABC Corp.                           John Doe

          c/o John Doe, Treasurer

          (4) ABC Corp. Profit Sharing Plan       John Doe, Trustee

          Trust Accounts

          (1) ABC Trust.                          Jane B. Doe, Trustee

          (2) Jane B. Doe, Trustee

          U/t/d 12/28/78                          Jane B. Doe

          Custodial or Estate Accounts

          (1) John B. Smith, Cust.

          f/b/o John B. Smith, Jr. UGMA           John B. Smith

          (2) John B. Smith                       John B. Smith, Jr., Executor

                                   PRELIMINARY
                           PROXY STATEMENT/PROSPECTUS
                                December 19, 2001

                                 PROXY STATEMENT
                                BNYIA FUNDS TRUST
                           (formerly HSBC Funds Trust)
                       NEW YORK TAX-FREE MONEY MARKET FUND

                                3435 Stelzer Road
                              Columbus, Ohio 43219
                                 (800) 634-2536

                                   PROSPECTUS
                            BNY HAMILTON FUNDS, INC.
                BNY HAMILTON NEW YORK TAX-FREE MONEY MARKET FUND

                                3435 Stelzer Road
                              Columbus, Ohio 43219
                                 (800) 426-9363

                         SPECIAL MEETING OF SHAREHOLDERS
                         SCHEDULED FOR JANUARY 22, 2002

                                  INTRODUCTION

     This Proxy Statement/Prospectus provides you with information about a proposed transaction relating to the New York Tax-Free Money Market Fund (the "Acquired Fund"), a series of BNYIA Funds Trust (formerly HSBC Funds Trust) (the "Trust"). This transaction involves the transfer of all the assets of the Acquired Fund to BNY Hamilton New York Tax-Free Money Market Fund, a series of BNY Hamilton Funds, Inc. (the "Successor Fund") in exchange for shares of the Successor Fund and the assumption by the Successor Fund of the Acquired Fund's liabilities (the "Reorganization"). The Acquired Fund would then distribute to its shareholders its portion of the shares of the Successor Fund it receives in the Reorganization. The result would be a liquidation of the Acquired Fund. You would receive shares of the Successor Fund corresponding to your Class A shares of the Acquired Fund having an aggregate value equal to the aggregate value of the shares you held of the Acquired Fund, as of the close of business on the day of the closing of the Reorganization. Class A shareholders of the Acquired Fund would receive Hamilton Premier Shares of the Successor Fund.

     This Proxy Statement/Prospectus is being furnished to shareholders of the Acquired Fund for use at a Special Meeting of Shareholders to be held on January 22, 2002 at 10:00 a.m. at the offices of the Trust located at 3435 Stelzer Road, Columbus, Ohio 43219 or any adjournments thereof (the "Special Meeting"). At the Special Meeting, you are being asked to vote on an Agreement and Plan of Reorganization (the "Plan") for the Acquired Fund. The Plan specifies the transactions through which the Reorganization would be accomplished. At the Special Meeting, you will also be asked to consider such other business as may properly come before the Special Meeting and any adjournments thereof.

     Because you, as a shareholder of the Acquired Fund, are being asked to approve transactions that will result in your becoming a shareholder of the Successor Fund, this Proxy Statement also serves as a Prospectus for the Successor Fund.

     This Proxy Statement/Prospectus, which you should retain for future reference, contains important information about the Successor Fund that you should know before investing. The Reorganization will not result in any material changes in the investment philosophy of the Acquired Fund, as the investment objective, investment policies, restrictions, risks and strategies of the Acquired Fund are similar to the investment objective, investment policies, restrictions, risks and strategies of the Successor Fund. The Acquired Fund seeks to provide as high a level of current income that is exempt from Federal, New York State and New York City income taxes as is consistent with preservation of capital and liquidity. Similarly, the investment objective of the Successor Fund is to provide shareholders with liquidity and as high a level of current income that is exempt from federal, New York State and New York City personal income taxes as is consistent with the preservation of capital.

     This Proxy Statement/Prospectus is expected to first be sent to shareholders on or about December 26, 2001. A Statement of Additional Information, dated December 19, 2001, relating to this Proxy Statement/Prospectus and the Reorganization, has been filed with the Securities and Exchange Commission (the "SEC") and is incorporated by reference into this Proxy Statement/Prospectus. A copy of such Statement of Additional Information is available upon oral or written request and without charge by writing to the BNY Hamilton Funds, Inc. at the address listed on the cover page of this Proxy Statement/Prospectus or by calling (800) 426-9363.

         For a more detailed discussion of the investment objectives, investment policies, restrictions, risks and strategies of the Successor Fund, see the preliminary Prospectus and the preliminary Statement of Additional Information for the Successor Fund, each subject to completion and dated October 5, 2001, which are incorporated by reference herein. The Successor Fund's preliminary Prospectus accompanies this Proxy Statement/Prospectus.

     For a more detailed discussion of the investment objectives, investment policies, restrictions, risks and strategies of the Acquired Fund, see the Prospectus and Statement of Additional Information for the Acquired Fund, each dated April 30, 2001, and supplements thereto dated July 13, 2001 and September 18, 2001, which are incorporated by reference herein. The Acquired Fund's Prospectus and Statement of Additional Information are available upon request without charge by writing to the BNY Hamilton Funds, Inc. at the address listed on the cover page of this Proxy Statement/Prospectus or by calling (800) 426-9363.

     The Acquired Fund also provides periodic reports to its shareholders, which highlight certain important information about it, including investment results and financial information. The Semi-Annual Report dated June 30, 2001 for the Acquired Fund is incorporated by reference herein. As the Successor Fund has not yet commenced operations, it does not have an Annual or Semi-Annual Report available. The Acquired Fund's Semi-Annual Report is available upon request without charge by writing to the BNYIA Funds Trust at the address listed on the cover page of this Proxy Statement/Prospectus or by calling (800) 634-2536.

     Accompanying this Proxy Statement/Prospectus as Appendix A is a form of the Plan for the proposed Reorganization.

     The Successor Fund and the Acquired Fund are each subject to the informational requirements of the Securities Exchange Act of 1934, as amended (the "1934 Act") and the Investment Company Act of 1940, as amended (the "1940 Act") and in accordance therewith file reports and other information including proxy material, reports and charter material. You can copy and review information about the Acquired Fund and the Successor Fund (including each Statement of Additional Information) at the SEC's Public Reference Room in Washington, D.C. You may obtain information on the operation of the Public Reference Room by calling the SEC at 1-202-942-8090. Reports and other information about each

Fund are available on the EDGAR Database on the SEC's Internet site at http://www.sec.gov. You may obtain copies of this information, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC's Public Reference Section, Washington, D.C. 20549-0102.

     THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES, OR DETERMINED THAT THIS PROXY STATEMENT/PROSPECTUS IS TRUTHFUL OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

     AN INVESTMENT IN THE SUCCESSOR FUND OR THE ACQUIRED FUND IS NOT A DEPOSIT IN A BANK AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY.

                                TABLE OF CONTENTS

TABLE OF CONTENTS  .......................................................    4

PROPOSAL - APPROVAL OF THE PLAN ..........................................    5
    Summary ..............................................................    5
        Risk Factors .....................................................    7
        Comparison of Investment Objectives, Principal Investment
        Strategies and Other Policies  ...................................    9
        Expense Table ....................................................   11
        Examples  ........................................................   12
        Investment Advisor and Advisory Agreement ........................   12
        Interest of The Bank of New York in the Acquisition ..............   13
        Performance of Successor Fund ....................................   13
        Information About the Reorganization .............................   14
        Tax Considerations ...............................................   16
        Description of Securities to be Issued ...........................   16
        Capitalization ...................................................   17
        Expenses of the Reorganization ...................................   17
        Additional Information About the Successor Fund ..................   17
        Information on Shareholders' Rights  .............................   19
        Service Providers  ...............................................   20
        General Information About the Proxy Statement ....................   21

APPENDIX A  FORM OF AGREEMENT AND PLAN OF REORGANIZATION .................  A-1

APPENDIX B ...............................................................  B-1

APPENDIX C ...............................................................  C-1

                         PROPOSAL - APPROVAL OF THE PLAN

                                     Summary

THIS SUMMARY IS QUALIFIED IN ITS ENTIRETY BY REFERENCE TO THE ADDITIONAL INFORMATION CONTAINED ELSEWHERE IN THIS PROXY STATEMENT/ PROSPECTUS, THE PLAN (THE FORM OF WHICH IS ATTACHED AS APPENDIX A), THE PROSPECTUS OF THE ACQUIRED FUND, THE STATEMENT OF ADDITIONAL INFORMATION OF THE ACQUIRED FUND, THE PRELIMINARY PROSPECTUS OF THE SUCCESSOR FUND, AND THE PRELIMINARY STATEMENT OF ADDITIONAL INFORMATION OF THE SUCCESSOR FUND.

     THE PROPOSED REORGANIZATION. On September 25, 2001, the Board of Trustees of the Acquired Fund approved an Agreement and Plan of Reorganization with respect to the Acquired Fund (the "Plan").

     Subject to shareholder approval, the Plan respecting the Acquired Fund provides for: (a) the transfer of all of its assets to the Successor Fund in exchange for shares of the Successor Fund and the assumption by the Successor Fund of the Acquired Fund's liabilities, (b) the distribution of such shares of the Successor Fund to shareholders of the Acquired Fund, and (c) the subsequent liquidation of the Acquired Fund.

     The preceding transaction is hereinafter referred to as the "Reorganization." The Reorganization is expected to be effective as soon as practicable following the Special Meeting (the "Closing"). As a result of the Reorganization, each shareholder of Class A shares of the Acquired Fund will become a shareholder of Hamilton Premier Shares of the Successor Fund. Each shareholder would hold, immediately after the Closing, shares of the Successor Fund having an aggregate value equal to the aggregate value of the shares of the Acquired Fund held by that shareholder as of the close of business on the day of the Closing.

     Because the Acquired Fund is a series of the BNYIA Funds Trust, it does not have a Board of Trustees separate from the other series of the BNYIA Funds Trust. Accordingly, references to the "Board of Trustees of the Acquired Fund" in this Proxy Statement/ Prospectus refer to the Board of Trustees of BNYIA Funds Trust. Similarly, because the Successor Fund is a series of BNY Hamilton Funds, Inc., it does not have a Board of Directors separate from the other series of the BNY Hamilton Funds, Inc. Accordingly, references to the "Board of Directors of the Successor Fund" refer to the Board of Directors of the BNY Hamilton Funds, Inc. For the reasons set forth below under "Reasons for the Reorganization," the Board of Trustees of the Acquired Fund, including the Trustees who are not "interested persons," as that term is defined in the 1940 Act, has unanimously concluded that the Reorganization would be in the best interests of shareholders of the Acquired Fund and that the interests of existing Acquired Fund shareholders would not be diluted as a result of the Reorganization. The Board of Trustees has therefore submitted the Plan for approval by the Acquired Fund shareholders. The Board of Directors of the Successor Fund has also reached similar conclusions and approved the Reorganization with respect to the Successor Fund.

     In considering whether to approve the Reorganization, you should note that:

     INVESTMENTS. The investment objectives and policies of the Acquired Fund and the Successor Fund are similar. The Acquired Fund seeks to provide as high a level of current income that is exempt from Federal, New York State and New York City income taxes as is consistent with preservation of capital and liquidity. Similarly, the investment objective of the Successor Fund is to provide shareholders with liquidity and as high a level of current income that is exempt from federal, New York State and New York City personal income taxes as is consistent with the preservation of capital.

     CLASSES OF SHARES. The Successor Fund offers three classes of shares, Hamilton Classic Shares, Hamilton Shares and Hamilton Premier Shares. Hamilton Premier Shares are not subject to a Rule 12b-1 fee, but are part of a shareholder servicing plan whereby certain shareholder organizations provide support services to their customers, and the Successor Fund, in turn, pays these institutions 0.25% (annualized) of the average daily net asset value of their customers' Hamilton Premier Shares. Hamilton Classic Shares are subject to a Rule 12b-1 fee. Hamilton Shares are not subject to a Rule 12b-1 fee and have generally lower operating expenses, but Hamilton Shares are only available to clients of the investment advisor and other institutions that have entered into an agreement with the investment advisor. For the Acquired Fund, the distribution fee is .20% for Class A shares. The Acquired Fund does not currently offer Class B or Class C shares. After the Reorganization, holders of Class A shares of the Acquired Fund will receive Hamilton Premier Shares of the Successor Fund.

     VALUE OF INVESTMENT. The value of your investment in the Acquired Fund immediately before the Reorganization will be the same as the value of your investment in the Successor Fund immediately after the Reorganization. Thereafter, however, the value of your investment in the Successor Fund will fluctuate based on the investment performance of the Successor Fund.

     FUND OPERATING EXPENSES. Following the proposed Reorganization, average annual operating expenses for Class A of the Acquired Fund will be substantially lower than its expenses have been historically. Since September 29, 2001, when it became the interim investment advisor to the Acquired Fund, The Bank of New York has maintained the expense ratio of the Acquired Fund at a level lower than historical expenses. Even as compared to the expense level of the Acquired Fund as currently maintained by The Bank of New York, the average annual operating expenses for Class A shareholders of the Acquired Fund will further decrease, from 0.65% to 0.50%, after completion of the proposed Reorganization. The Successor Fund uses an administrator to assist generally in supervising the operations of the Successor Fund, including providing facilities, equipment and personnel to carry out administrative functions for the Successor Fund. For these services, the administrator receives an annual fee, accrued daily and payable monthly, of 0.10% of the average daily net assets of the Successor Fund. The Acquired Fund also uses an administrator to provide services reasonably necessary for the operation of the Acquired Fund, other than those services provided by the investment advisor, including providing office space and office facilities and employing personnel to carry out administrative functions for the Acquired Fund. For these services, the administrator is paid a monthly fee at the annual rate of 0.15% of the Acquired Fund's first $200 million of average daily net assets, 0.125% of the second $200 million of average daily net assets, 0.10% of the third $200 million of average daily net assets and 0.08% of average daily net assets in excess of $600 million.

     PURCHASES. Hamilton Premier Shares of the Successor Fund may be purchased by mail or by phone. The Successor Fund requires an initial investment of $500,000, although this requirement will not apply to Acquired Fund shareholders who become Successor Fund shareholders through the Reorganization. Shares of the Acquired Fund may be purchased by mail, by wire, through a dealer, electronically (provided the shareholder's bank is a member of the Automated Clearing House) or through the automatic investment plan. The Acquired Fund's automatic investment plan requires a minimum of $1,000 to open an account. For more information regarding the respective Funds' share purchase policies, see the Prospectuses of the relevant Funds.

     REDEMPTIONS. Hamilton Premier Shares of the Successor Fund may be redeemed by phone or by mail. Hamilton Premier Shares are redeemed at the net asset value per share calculated after the transfer agent receives the purchase order. Acquired Fund shares may be redeemed by mail, by phone or through a dealer. Acquired Fund accounts with a minimum value of $10,000 may also participate in a systematic withdrawal plan with a minimum withdrawal of $50. The Acquired Fund may close any account that falls below $500. In certain instances, redemption requests must be in writing. For more information regarding the respective Funds' redemption policies, see the Prospectuses of the relevant Funds.

     EXCHANGES. Hamilton Premier Shares of the Successor Fund may be exchanged for Hamilton Premier Shares or Investor Shares of other funds in the BNY Hamilton family of funds. Appendix B lists the funds in the BNY Hamilton family of funds that will be available to shareholders of the Acquired Fund after the Reorganization. Successor Fund shares to be exchanged for Investor Shares must have a value of at least $500. Acquired Fund shares may be exchanged by phone or by mail. For more information regarding the respective Funds' exchange policies, see the Prospectuses of the relevant Funds.

     DISTRIBUTIONS. Net investment income for Hamilton Premier Shares of the Successor Fund will be declared as dividends daily and paid monthly within five business days after the end of the month, payable to shareholders of record at the time of the declaration. Distributions are automatically paid in the form of additional fund shares, unless otherwise requested. The Acquired Fund distributes capital gains, if any, at least annually. Any income the Acquired Fund receives in the form of interest is paid out, less expenses, to its shareholders as dividends. The Acquired Fund declares dividends from net investment income at noon on every business day. All dividends and distributions by the Acquired Fund will be automatically reinvested unless otherwise requested. For more information regarding the respective Funds' distribution policies, see the Prospectuses of the relevant Funds.

     TAX CONSEQUENCES. For federal income tax purposes, the exchange of shares in the Reorganization will not result in recognition of gain or loss by the Acquired Fund or its shareholders. The Acquired Fund and the Successor Fund will receive an opinion of counsel to this effect. For a more detailed discussion of the federal income tax consequences, see page [15] "Tax Consequences."

     APPRAISAL RIGHTS. Under the laws of The Commonwealth of Massachusetts, shareholders of the Acquired Fund do not have appraisal rights in connection with a combination or acquisition of the assets of the Acquired Fund by another entity, such as the Successor Fund. Under the laws of the State of Maryland, shareholders of the Successor Fund do not have appraisal rights in connection with a combination or acquisition of the assets of the Successor Fund by another entity. Shareholders of the Acquired Fund may, however, redeem their shares at net asset value prior to the date of the Reorganization (subject only to certain restrictions set forth in the 1940 Act).

     Approval of a Plan requires the affirmative vote of a majority of the outstanding shares of the Acquired Fund.

     AFTER CAREFUL CONSIDERATION, THE BOARD OF TRUSTEES UNANIMOUSLY APPROVED THE PROPOSED REORGANIZATION. THE BOARD RECOMMENDS THAT YOU VOTE "FOR" THE PROPOSED REORGANIZATION.

                                  Risk Factors

     Because the Acquired Fund and the Successor Fund have investment objectives and policies that are similar, many of the risks of investing in the Successor Fund are similar to the risks of investing in the Acquired Fund. An investment in the Successor Fund is not a deposit of the bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although each Fund seeks to preserve the value of a shareholder's investment at $1.00 per share, it is possible to lose money by investing in either Fund. The main investment risks for the Successor Fund are set forth below. See the accompanying preliminary Prospectus of the Successor Fund for a complete discussion of the risks of investing in the Successor Fund.

     The Successor Fund is designed to be an economical and convenient means of making substantial tax-free investments in money market instruments. The principal risks of investing in the Successor Fund are:

     The value of money market securities is most affected by short-term interest rates. An extreme rise in short term interest rates could substantially decrease the value of the Fund's investments and jeopardize its $1 share price.

     The portfolio manager's investment strategies may not work out as planned, and the Fund could underperform its peers. Any of the money market securities held by the Fund could be downgraded in credit rating below minimum standards or go into default.

     There can be no assurance that the investment objective of the Fund will be achieved. In addition, the Fund's investment policies, as well as the relatively short maturity of obligations purchased by the Fund, may result in frequent changes in the Fund's portfolio, which may give rise to taxable gains and reduce investment returns.

     The Fund may also be subject to credit risks. Historically, New York State and other issuers of New York municipal obligations have experienced periods of financial difficulty. Because a significant share of New York State's economy depends on financial and business services, any change in market conditions or other event that adversely affects these industries could affect the ability of New York and its localities to meet their financial obligations. The financial stability of New York State is closely related to the financial stability of its localities, particularly New York City, which has required and continues to require significant financial assistance from New York State. To the extent that New York City and other New York localities require the State's assistance, the ability of the State to meet its own obligations as they come due or to obtain additional financing could be adversely affected. If this occurs, you could lose money on your investment.

     The terrorist attack on the World Trade Center on September 11, 2001 has disrupted a number of businesses, caused extensive property damage, and is likely to reduce travel, tourism and leisure spending and have other adverse impacts on New York City and the State of New York. Additionally, many businesses located in and around the World Trade Center may relocate to other cities and other states. Therefore, New York City and the State of New York are likely to suffer a decrease in revenue and an increase in expenditures related to the attack.

     The purchase of participation interests may involve the risk that the Fund will not be deemed to be the owner of the underlying municipal obligation for purposes of the ability to claim tax exemption of interest paid thereon.

     The Fund may invest to a limited degree in stand-by commitments. Stand-by commitments are also subject to certain risks, which include the ability of the issuer to pay when the commitment is exercised, the fact that the commitment is not marketable, and the fact that the maturity of the underlying obligation generally differs from that of the commitment.

     While the interest on bonds issued to finance state and local government operations is generally exempt from federal income tax, dividends attributable to interest on certain municipal bonds may be treated as a tax preference item for purposes of the alternative minimum tax. Such dividends may result in (or may increase) shareholder liability for the alternative minimum tax.

                      Comparison of Investment Objectives,
               Principal Investment Strategies and Other Policies

     The following discussion is based upon and qualified in its entirety by the disclosures in the respective Prospectuses and Statements of Additional Information of the Acquired Fund and the Successor Fund. More information regarding the investment practices of the Acquired Fund and the Successor Fund is available in the respective Funds' Statements of Additional Information, which may be obtained from the Successor Fund at the address listed on the cover page of this Proxy Statement/Prospectus.

     INVESTMENT OBJECTIVE. The Acquired Fund seeks to provide as high a level of
     --------------------
current income that is exempt from Federal, New York State and New York City income taxes as is consistent with preservation of capital and liquidity. Similarly, the investment objective of the Successor Fund is to provide shareholders with liquidity and as high a level of current income that is exempt from federal, New York State and New York City personal income taxes as is consistent with the preservation of capital. There can be no assurance that either Fund will achieve its investment objective.

     INVESTMENT STRATEGIES. Both the Acquired Fund and the Successor Fund are
     ---------------------
money market funds, which must meet the requirements of Rule 2a-7 of the 1940 Act. This rule imposes strict requirements on the investment quality, maturity and diversification of the Fund's investments. The rule requires that each Fund's investments must have a remaining maturity of no more than 397 days, its investments must maintain an average weighted maturity that does not exceed 90 days and its investments be only in high quality, dollar-denominated obligations.

     To achieve its investment objective, the Acquired Fund invests primarily in a broad range of high-quality municipal obligations that are exempt from regular Federal, New York State, and New York City municipal income taxes. The Fund will maintain at least 80% of its net assets in high-quality, tax-exempt municipal obligations, which are debt obligations issued by or on behalf of states, cities, municipalities, and other public authorities. The Fund will invest primarily in New York municipal obligations and participation certificates in these obligations purchased from banks, insurance companies and other financial institutions. The Fund will invest at least 80% of its net assets in New York municipal obligations. Also, the Fund may invest in upper medium or high grade municipal bonds and high quality notes and commercial paper; debt obligations that have a floating or variable rate of interest, which varies with changes in specified market rates or indices; when-issued securities with delivery and payment normally taking place 15 to 45 days after the date of the commitment to purchase; and securities with put rights. The Fund may invest 25% or more of its assets in municipal obligations that are related in ways such that an economic, business or political development or change affecting one obligation could also affect the other obligations (for example, municipal obligations the interest on which is paid from revenues of similar types of projects). The Fund may invest up to 20% of the current value of its total assets in money market instruments subject to the Federal alternative minimum tax. For temporary defensive purposes, the Fund may invest up to 100% of its assets in taxable money market instruments or cash reserves.

     To achieve its investment objective, the Successor Fund invests primarily in high-quality commercial paper, municipal bonds, and municipal notes, including tax and revenue authorization notes, tax anticipation notes, bond anticipation notes and revenue anticipation notes, that are exempt from federal, New York State, and New York City personal income tax. The Fund seeks to maintain a stable $1 share price. Consistent with its investment objective, the Fund will invest at least 80% of its assets in tax-exempt obligations and at least 80% of the Fund's assets in New York municipal obligations (however, market conditions may from time to time limit the availability of these obligations). The Fund may invest up to 20% of its total assets in obligations the interest income on which is subject to federal, New York State, and/or New York City personal income tax, but only if such securities are of comparable quality and credit risk with the municipal obligations described in the first sentence of this paragraph. The Fund may invest more than 25% of its assets in participation interests issued by banks in industrial development bonds and other municipal obligations if such investments meet the prescribed quality standards for the Fund. The Fund may also acquire stand-by commitments from banks with respect to municipal obligations purchased on behalf of the Fund. The Fund intends to acquire the stand-by commitments to facilitate portfolio liquidity and does not intend to exercise its rights thereunder for trading purposes.

     INVESTMENT LIMITATIONS. The Acquired Fund and the Successor Fund have
     ----------------------
adopted certain fundamental investment limitations. Fundamental investment limitations may not be changed without the affirmative vote of "a majority of the Fund's outstanding voting securities," as defined in the 1940 Act. Each Fund has substantially similar fundamental investment limitations with respect to: investing 10% of its net assets in illiquid securities; issuing senior securities; purchasing securities on margin or making short sales of securities; purchasing or selling puts or calls; purchasing or selling real estate, commodities, or commodity contracts; borrowing money from banks in excess of 33 1/3% of either Fund's total assets (in the case of the Successor Fund, such borrowing is permitted only for extraordinary or emergency purposes); and the pledge, mortgage or hypothecation of its assets, except in connection with permitted borrowing.

     Each Fund has similar fundamental investment limitations with respect to: underwriting, which in the case of the Successor Fund is not permitted and, in the case of the Acquired Fund is only permitted to the extent that its purchases of municipal obligations and other permitted investments directly from the issuers (or an underwriter) and the later disposition of such securities may be deemed to be an underwriting; with respect to 75% of the total assets of the Acquired Fund or 50% of the total assets of the Successor Fund, as the case may be, purchasing securities of a single issuer if, as a result, more than 5% of such Fund's total assets would be invested in such issuer; and investing more than 25% of each Fund's total assets in issuers in the same industry, except that, in the case of the Successor Fund, it may invest more than 25% of its assets in securities and other instruments issued by banks and bank holding companies.

     Each Fund has a fundamental investment limitation with respect to making loans, which in the case of the Acquired Fund is permitted with respect to 33 1/3% of the value of the Fund's total assets, but in the case of the Successor Fund is not so permitted.

     The Acquired Fund has additional fundamental investment limitations with respect to: purchasing equity securities or other securities convertible into equity securities; writing, purchasing or selling warrants and options; and investing less than 80% of its net assets in New York municipal obligations except when, in the opinion of the Fund's investment advisor, it is advisable for the Fund to invest temporarily up to 100% of its total assets in taxable securities to maintain a defensive posture because of unusual market conditions. The Successor Fund has additional fundamental investment limitations with respect to: purchasing or selling straddles or spreads; purchasing or selling interests in oil, gas, or mineral exploration development or lease programs; acquiring securities of other investment companies, except as permitted by the 1940 Act; and entering into reverse repurchase agreements, if such agreements exceed one-third of the Fund's total assets.

                                  Expense Table

     The current expenses of the Acquired Fund and estimated Pro Forma expenses after the proposed Reorganization are shown in the following table. Expenses for the Acquired Fund are annualized based upon the operating expenses incurred by the Fund for the year ended December 31, 2000. Pro Forma fees show estimated fees of the Successor Fund after giving effect to the proposed Reorganization. Pro Forma numbers are estimated in good faith and are hypothetical. The table does not reflect charges that institutions and financial intermediaries may impose on their customers.

     The Acquired Fund and the Successor Fund are subject to the sales load structure described in the table below.

     TRANSACTION FEES ON INVESTMENTS*
     (fees paid directly from your investment)



                                              ACQUIRED FUND       SUCCESSOR FUND

                                                                     HAMILTON
                                                                  PREMIER SHARES
                                                 CLASS A           (pro forma)

    Maximum sales charge (Load)
    imposed on purchases (as a
    percentage of offering price)                 None                 None
Maximum deferred sales charge (load)
    (as a percentage of the lower of
    original purchase price or
    redemption proceeds)                          None                 None
Annual Fund Operating Expenses
    (expenses that are deducted from
    fund assets)
    Management fees                                .35%                 .10%
    12b-1 fees/(1)/                                .20%                 --
    Servicing Fee/(2)/                             .35%                 .25%
    Other expenses                                 .60%                 .20%
    Fee waiver/(1)(2)(3)/                          .40%                 .05%/(4)/
Total Annual Fund Operating Expenses              1.10%                 .50%




* Pursuant to The Bank of New York's expense maintenance arrangement with the Acquired Fund, total operating expenses for Class A will be maintained at 0.65%. This arrangement will expire on the earlier to occur of the termination of The Bank of New York's interim advisory agreement (no later than February 26, 2001) or the completion of the Reorganization.

(1) The Acquired Fund's distributor is contractually limiting the 12b-1 fee for Class A shares to 0.10% for a one-year period ending April 30, 2002, subject to earlier termination upon completion of the Reorganization.

(2) The service organization fee is being contractually limited to 0.10% (from 0.35%) for Class A shares of the Acquired Fund for a one-year period ending April 30, 2002, subject to earlier termination upon completion of the Reorganization.

(3) The Acquired Fund's administrator is contractually limiting its administrative services fee to 0.10% (from 0.15%) for Class A shares for a one-year period ending April 30, 2002, subject to earlier termination upon completion of the Reorganization.

(4) The Bank of New York has agreed to reduce operating expenses of the Successor Fund by 0.05%, resulting in net operating expenses of 0.50% based on average daily net assets. Management reserves the right to implement and discontinue expense limitations at any time.

     As shown in the tables above, average annual operating expenses for Class A of the Acquired Fund will be substantially lower following the proposed Reorganization than its expenses have been historically. Since September 29, 2001, when it became the interim investment advisor to the Acquired Fund, The Bank of New York has maintained the expense ratio of the Acquired Fund at a level lower than historical expenses. Even as compared to the expense level of the Acquired Fund as currently maintained by The Bank of New York, the average annual operating expenses for Class A shareholders of the Acquired Fund will further decrease, from 0.65% to 0.50%, after completion of the proposed Reorganization. Neither the Successor Fund nor the Acquired Fund charge any redemption fees, exchange fees, or sales charges on reinvested dividends.

                                    Examples

     The examples are intended to help you compare the cost of investing in the Acquired Fund with the estimated cost of investing in the Successor Fund after the Reorganization. The examples assume that you invest $10,000 in each Fund for the time periods indicated and then close your account at the end of those periods. The examples also assume that your investment has a 5% return each year and that each Fund's operating expenses remain the same, except for the expiration of the Acquired Fund's fee waivers. The 5% return is an assumption and is not intended to portray past or future investment results. Based on the above assumptions, you would pay the following expenses if you redeem your shares at the end of each period shown. Your actual costs may be higher or lower.

                             ACQUIRED FUND                  SUCCESSOR FUND

                                Class A                Hamilton Premier Shares
                                -------                -----------------------
                                                              Pro Forma
                                                              ---------

1 Year                            $112                           $55
3 Year                            $435                           $176
5 Year                            $781                           $307
10 Year                          $1,756                          $689

                    Investment Advisor and Advisory Agreement

     The Bank of New York, a bank organized under the laws of the State of New York with its principal offices located at One Wall Street, New York, New York 10286, manages the Successor Fund and, pursuant to an interim advisory agreement effective September 29, 2001, the Acquired Fund. Founded by Alexander Hamilton in 1784, it is one of the largest commercial banks in the United States, with over $77 billion in assets, as of December 31, 2000. The Bank of New York began offering investment services in the 1830s and today manages more than $65 billion in investments for institutions and individuals, as of June 30, 2001. The Bank of New York is subject to regulation by the New York State Banking Department and is a member bank of the Federal Reserve System. Through offices in New York City and abroad, The Bank of New York offers a wide range of services, primarily to governmental, institutional, corporate and individual customers in the United States and throughout the world.

     Under the terms of the Advisory Agreements, the investment advisory services The Bank of New York provides to the Successor Fund are not exclusive. The Bank of New York is free to and does render similar investment advisory services to others. The Bank of New York serves as investment advisor to personal investors and acts as fiduciary for trusts, estates and employee benefit plans. Certain of the assets of trusts and estates under management are invested in common trust funds for which The Bank of

New York serves as trustee. The accounts managed or advised by The Bank of New York have varying investment objectives, and The Bank of New York invests assets of such accounts in investments substantially similar to, or the same as, those that are expected to constitute the principal investments of the Acquired Fund and the Successor Fund. Such accounts are supervised by officers and employees of The Bank of New York, who may also be acting in similar capacities for the Acquired Fund or the Successor Fund.

     The Bank of New York is responsible for all business activities and investment decisions for the Successor Fund. In return for these services, the Successor Fund pays a fee, computed daily and paid monthly, at an annual rate of 0.10%, calculated as a percentage of the average daily net assets of the Successor Fund. Pursuant to an interim advisory agreement, the Acquired Fund pays The Bank of New York a fee, paid monthly, at an annual rate of 0.35% on the first $500 million of net assets, 0.315% on the next $500 million of net assets, 0.28% on the next $500 million of net assets and 0.245% thereafter.

     After the Reorganization, the rate of advisory fee to be paid by the Successor Fund will not exceed the rate payable by the Acquired Fund under its interim advisory contract with The Bank of New York or under its previous advisory contract with HSBC Asset Management (Americas), Inc.

     The Gramm-Leach-Bliley Act of 1999 repealed certain provisions of the Glass-Steagall Act that had previously restricted the ability of banks and their affiliates to engage in certain mutual fund activities. Nevertheless, The Bank of New York's activities remain subject to, and may be limited by, applicable federal banking law and regulations. The Bank of New York believes that it may perform the services for the Funds contemplated by the Advisory Agreements without violating the Glass-Steagall Act or other applicable banking laws or regulations. It is, however, possible that future change in either federal or state statutes and regulations concerning the permissible activities of banks or trust companies, as well as further judicial or administrative decisions and interpretations of present and future statutes and regulations, might prevent The Bank of New York from continuing to perform such services for the Funds.

     If The Bank of New York were prohibited from acting as investment advisor to the Successor Fund or the Acquired Fund, it is expected that the Directors or Trustees, as the case may be, would recommend to the applicable Fund's shareholders that they approve the Fund's entering into new investment advisory agreements with another qualified advisor selected by the Directors or Trustees, as the case may be.

               Interest of The Bank of New York in the Acquisition

     The Bank of New York may be deemed to have an interest in the Plan and the Reorganization because it provides investment advisory services to the Successor Fund and the Acquired Fund. The Bank of New York receives compensation from each Fund for services it provides pursuant to separate advisory agreements which, in the case of the Acquired Fund, is an interim agreement. The terms and provisions of the current arrangements with The Bank of New York are described in the Successor Fund's preliminary Prospectus and preliminary Statement of Additional Information. Future growth of assets of the Successor Fund, if any, can be expected to increase the total amount of fees payable to The Bank of New York.

                          Performance of Successor Fund

     Because the Successor Fund has not yet commenced operations, average annual total return information is not available for the Successor Fund.

                      INFORMATION ABOUT THE REORGANIZATION

     THE AGREEMENT AND PLAN OF REORGANIZATION. The following summary is qualified in its entirety by reference to the form of Plan (Appendix A hereto). The Plan provides for the transfer of all of the assets of the Acquired Fund to the Successor Fund in exchange for shares of the Successor Fund and the assumption by the Successor Fund of the Acquired Fund's liabilities. The Acquired Fund will distribute the shares of the Successor Fund received in the exchange to the shareholders of the Acquired Fund and then the Acquired Fund will be liquidated. The Closing Date is expected to be as soon as practicable following the Special Meeting.

     After the Reorganization, shareholders of the Acquired Fund will own shares of the Successor Fund having an aggregate value equal to the aggregate value of the class of shares in the Acquired Fund held by such shareholder as of the close of business on the day of the Closing.

     Shareholders of Class A shares of the Acquired Fund will receive Hamilton Premier Shares of the Successor Fund. In the interest of economy and convenience, shares of the Successor Fund generally will not be represented by physical certificates.

     Until the Closing, shareholders of the Acquired Fund will continue to be able to redeem their shares. Redemption requests received after the Closing will be treated as requests received by the Successor Fund for the redemption of its shares received by the shareholder in the Reorganization.

     The obligations of the Funds under the Plan are subject to various conditions, including approval of the shareholders of the Acquired Fund. The Plan also requires that each of the Funds take, or cause to be taken, all action, and do or cause to be done, all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by the Plan. The Plan may be terminated by mutual agreement of the parties or on certain other grounds. Please refer to Appendix A to review the terms and conditions of the Plan.

     Approval of the Plan with respect to the Acquired Fund requires the affirmative vote of a majority of the Acquired Fund's outstanding shares in the aggregate without regard to class, in person or by proxy, if a quorum is present. Shareholders of the Acquired Fund are entitled to one vote for each share. If the Reorganization is not approved by shareholders of the Acquired Fund, the Board of Trustees will consider other possible courses of action available to it, including liquidation of the Acquired Fund.

     REASONS FOR THE REORGANIZATION. After the merger of HSBC Bank and Republic National Bank of New York, the Board of Trustees of the Acquired Fund and HSBC Asset Management (Americas), Inc. ("HSBC Asset Management") discussed a possible combination of the Acquired Fund with a Republic Fund. After being unable to reach an agreement to do so, HSBC Asset Management suggested resigning from its position as investment advisor to the Acquired Fund. After discussion with the Board of Trustees, the Board of Trustees and HSBC Asset Management agreed that HSBC Asset Management would resign as investment advisor to the Acquired Fund, and the Board of Trustees accepted the resignation, which became effective on September 29, 2001.

     The Board of Trustees considered several candidates for replacement investment advisory services, and in light of all the facts and circumstances, including the pending resignation of HSBC Asset Management, the Board of Trustees unanimously agreed that The Bank of New York presented the best opportunity to enhance shareholder value for the Acquired Fund shareholders. On September 28, 2001, the Board of Trustees approved an interim advisory agreement with The Bank of New York. Pursuant to the applicable rules and regulations under the 1940 Act, this interim advisory agreement will expire 150 days from September 29, 2001, or February 26, 2002. The Board of Trustees believes that The Bank of

New York will offer Acquired Fund shareholders the same level of service as was provided by HSBC Asset Management.

     In light of the agreement that HSBC Asset Management resign, the Board considered numerous alternatives, including liquidation of the Acquired Fund. After carefully considering the status of the Acquired Fund and all alternatives, the Board considered and approved the Reorganization at a meeting held on September 25, 2001. For the reasons discussed below, the Trustees, including all of the Trustees who are not "interested persons", as defined in the 1940 Act, of the Acquired Fund, determined that the proposed Reorganization is in the best interests of the Acquired Fund and its shareholders and that the interests of the shareholders of the Acquired Fund will not be diluted as a result of the proposed Reorganization. In presenting the Reorganization to the Board of Trustees, The Bank of New York emphasized, and the Board of Trustees focused on (i) the expense ratios and information regarding fees and expenses of the Acquired Fund and the Successor Fund, including the expense limitation arrangements, (ii) the relative investment performance of The Bank of New York,
(iii) the similarity of the Successor Fund's investment objectives, policies and restrictions with those of the Acquired Fund, and (iv) the tax-free nature of the Reorganization to the Acquired Fund and its shareholders.

     The Reorganization will allow the Acquired Fund shareholders to continue to participate in a portfolio that is professionally managed in a fund with a similar investment objective. As shareholders of the Successor Fund, these shareholders will be able to exchange into other mutual funds in the group of the BNY Hamilton fund family that offer the same class of shares in which such shareholder will be invested after the Reorganization and Investor Shares of other funds in the BNY Hamilton family of funds.

     BOARD CONSIDERATIONS. The Board of Trustees of the Acquired Fund, in recommending the proposed transaction, considered a number of factors, including the following:

     (1) expense ratios and information regarding fees and expenses of the Acquired Fund and the Successor Fund, including the expense limitation arrangements;

     (2) the Reorganization would not dilute the interests of the Acquired Fund's current shareholders;

     (3)  the relative investment performance of The Bank of New York;

     (4) the similarity of the Successor Fund's investment objectives, policies and restrictions with those of the Acquired Fund;

     (5) the tax-free nature of the Reorganization to the Acquired Fund and its shareholders and that the Acquired Fund would receive an opinion of counsel to this effect;

     (6) the investment resources of the Successor Fund and distribution capabilities available to the Successor Fund;

     (7) the quality and caliber of services that have been enjoyed by shareholders of the BNY Hamilton Funds, Inc.;

     (8) whether it is in the best interests of the Acquired Fund's shareholders to continue to operate the Acquired Fund; and

     (9)  alternatives to merging the Acquired Fund.

     The Board of Directors of the Successor Fund has also determined that it is advantageous to the Successor Fund to effect the Reorganization. Accordingly, the Board of Directors of the Successor Fund, including the Directors who are not "interested persons," as defined in the 1940 Act, has unanimously determined that the Reorganization is in the best interests of the Successor Fund and its shareholders and that the interests of the Successor Fund's shareholders would not be diluted as a result of the Reorganization.

                               TAX CONSIDERATIONS

     If the Reorganization is consummated as contemplated by the Plan, it is the opinion of Sullivan & Cromwell (based upon certain facts, qualifications, assumptions and representations) that, for federal income tax purposes: (i) the Reorganization will qualify as a tax-free reorganization and the Funds will each be a "party to a reorganization" within the meaning of the Code; and (ii) no gain or loss will be recognized by Acquired Fund shareholders on the conversion of shares of the Acquired Fund into Successor Fund shares.

     Immediately prior to the Reorganization, the Acquired Fund will pay a dividend or dividends which, together with all previous dividends, will have the effect of distributing to its shareholders the Acquired Fund's investment company taxable income for taxable years ending on or prior to the reorganization (computed without regard to any deduction for dividends paid) and all of its net capital gain, if any, realized in taxable years ending on or prior to the Reorganization (after reduction for any available capital loss carryforwards). Such dividends may be included in the taxable income of the Acquired Fund's shareholders.

     Shareholders should consult their tax advisor regarding the federal, state, local and foreign tax consequences of the Reorganization with respect to their individual circumstances.

                     DESCRIPTION OF SECURITIES TO BE ISSUED

     BNY Hamilton Funds, Inc. is registered with the SEC as an open-end management investment company. The Successor Fund is a separate series of BNY Hamilton Funds, Inc. The Successor Fund offers three different classes of shares, Hamilton Classic Shares, Hamilton Shares and Hamilton Premier Shares. Hamilton Premier Shares are not subject to a Rule 12b-1 fee or to any front-end or back-end sales charges, but are part of a shareholder servicing plan whereby certain shareholder organizations provide support services to their customers, and the Successor Fund, in turn, pays the institutions 0.25% (annualized) of the average daily net asset value of their customers' Hamilton Premier Shares. Hamilton Shares are not subject to a Rule 12b-1 fee and have generally lower operating expenses, but Hamilton Shares are only available to clients of the investment advisor and other institutions that have entered into an agreement with the investment advisor.

     Shares of the Successor Fund will be issued to the Acquired Fund in accordance with the procedures detailed in the Plan and as described in the Successor Fund's Statement of Additional Information. The Successor Fund will not issue share certificates to its shareholders. Following the Reorganization, holders of Class A shares of the Acquired Fund will receive Hamilton Premier Shares of the Successor Fund. Therefore, holders of Class A shares of the Acquired Fund will become Hamilton Premier Class shareholders of the Successor Fund. The Acquired Fund does not currently offer Class B or Class C shares.

     Holders of shares of the Successor Fund are entitled to one vote per full share and fractional votes for fractional shares held.

                                 CAPITALIZATION

     The following table shows on an unaudited basis, the capitalization of the Acquired Fund and the Successor Fund as of June 30, 2001, and on a Pro Forma basis as of June 30, 2001, giving effect to the Reorganization:

                                                  NET ASSET
                                                  VALUE PER            SHARES
                                   NET ASSETS       SHARE            OUTSTANDING

ACQUIRED FUND
Class A                           $ 31,438,517             $1.00     31,439,267
Class B*                                    $0            N/A                 0
Class C*                                    $0            N/A                 0
                                                          N/A                 0
SUCCESSOR FUND
Hamilton Classic Shares*                    $0            N/A                 0
Hamilton Shares*                            $0            N/A                 0
Hamilton Premier Shares*                    $0            N/A                 0

PRO FORMA - SUCCESSOR FUND
Hamilton Classic Shares                     $0            N/A                 0
Hamilton Shares                             $0            N/A                 0
Hamilton Premier Shares           $ 31,438,517             $1.00     31,439,267



* The Acquired Fund does not currently offer Class B or Class C Shares and the Successor Fund does not currently offer any class of shares.


                         EXPENSES OF THE REORGANIZATION

     The Bank of New York will bear the entire cost of the Reorganization including, but not limited to, costs associated with obtaining any necessary order of exemption from the 1940 Act, preparation of the BNY Hamilton Fund, Inc.'s registration statement, printing and distributing the Successor Fund's prospectus and the Acquired Fund's proxy material, legal fees, accounting fees, securities registration fees, and expense of holding shareholders' meetings.

                 ADDITIONAL INFORMATION ABOUT THE SUCCESSOR FUND

     NET ASSET VALUE. Normally, the Fund calculates its net asset value per share ("NAV") at 4:30 p.m. Eastern time, each business day (Monday through Friday), although the Fund may not be required to do so on a day when there are no purchase or redemption orders received. A business day is a day on which the New York Stock Exchange is open. The Fund uses the amortized cost method to value its securities. When market prices are not available, the Funds will use fair value prices as determined by the Board of Directors. Dividends and expenses accrue daily.

     PURCHASES. After the Closing Date, Successor Fund shares may be purchased by mail or by telephone. The Successor Fund requires an initial investment of $500,000, although this requirement will not apply to Acquired Fund shareholders who become Successor Fund shareholders through the Reorganization. For a more complete discussion of share purchases, see the preliminary Prospectus and preliminary Statement of Additional Information of the Successor Fund.

     REDEMPTIONS. Shares of the Successor Fund may be redeemed by telephone or by mail. The Successor Fund requires a signature guarantee for certain exchanges by mail and Automatic Clearing House redemptions are not on the Successor Fund. Successor Fund shares are redeemed at the net asset value per share calculated after the transfer agent receives the purchase order. For a more complete discussion of share redemption procedures, see the preliminary Prospectus and preliminary Statement of Additional Information of the Successor Fund.

     Shares of the Acquired Fund will no longer be available for purchase beginning on the next Business Day following the Closing Date. Redemptions of Acquired Fund's shares may be effected until the Closing Date.

     EXCHANGES. Hamilton Premier Shares of the Successor Fund are exchangeable for Hamilton Premier Shares or Investor Shares of other funds in the BNY Hamilton fund family, on the basis of their respective NAVs at the time of the exchange. Successor Fund shares to be exchanged for Investor Shares must have a value of at least $500. Appendix B lists the funds in the BNY Hamilton family of funds available to shareholders of the Acquired Fund after the Reorganization. For a more complete discussion of the Successor Fund's exchange policies, see the preliminary Prospectus and preliminary Statement of Additional Information of the Successor Fund.

     DIVIDENDS AND OTHER DISTRIBUTIONS. Net investment income for Hamilton Premier Shares of the Successor Fund will be declared as dividends daily and paid monthly within five business days after the end of the month, payable to shareholders of record at the time of the declaration. Distributions are automatically paid in the form of additional fund shares, unless otherwise requested. For a more complete discussion of the Successor Fund's dividend and distribution policies, see the preliminary Prospectus and preliminary Statement of Additional Information of the Successor Fund.

     DISTRIBUTION (12b-1) FEES; SHAREHOLDER SERVICING FEES. Hamilton Premier Shares are not subject to a Rule 12b-1 fee, but are part of a shareholder servicing plan whereby certain shareholder organizations provide support services to their customers, and the Successor Fund, in turn, pays the institutions 0.25% (annualized) of the average daily net asset value of their customers' Hamilton Premier Shares. Services that the shareholder organizations are responsible for providing to their customers include the following: aggregating and processing customer purchase and redemption orders, then placing net purchase and redemption orders with the distributor; providing automatic reinvestment of customers' cash balances in other investment accounts in Hamilton Premier Shares (if requested); processing customers' dividend payments; providing periodic statements to their customers; arranging for bank wires; providing adequate customer support facilities; performing all necessary sub-accounting; and forwarding shareholder communications from the Successor Fund.

     ADMINISTRATION FEE. The Successor Fund uses an administrator to assist generally in supervising the operations of the Successor Fund. The administrator has agreed to provide facilities, equipment and personnel to carry out administrative services for the Successor Fund. For these services, the administrator receives an annual fee, accrued daily and payable monthly, of 0.10% of the average daily net assets of the Successor Fund.

     FINANCIAL HIGHLIGHTS. Because the Successor Fund has not commenced operations, it does not have historical financial information available.

                       INFORMATION ON SHAREHOLDERS' RIGHTS

     GENERAL. The Acquired Fund and the Successor Fund are both series of open-end management investment companies registered under the 1940 Act. The Acquired Fund continuously offers to sell shares at its current net asset values. The Acquired Fund is a series of a Massachusetts business trust, governed by its Third Amended and Restated Declaration of Trust, dated April 3, 1996 (the "Declaration of Trust"), By-Laws and Board of Trustees. The Successor Fund is a series of a Maryland corporation organized on May 1, 1992, governed by its Articles of Incorporation, By-Laws and Board of Directors. Each Fund is also governed by applicable state and federal law. The Successor Fund has an authorized capital of 2,000,000,000 shares of Hamilton Premier Shares stock with a par value of $.001 per share. The Acquired Fund has an unlimited number of transferable shares of beneficial interest with a par value of $.001 per share. In each Fund, shares represent interests in the assets of the relevant Fund and have identical voting, dividend, liquidation and other rights (other than as set forth below) on the same terms and conditions except that expenses related to the distribution of each class of shares of the relevant Fund are borne solely by such class and each class of shares has exclusive voting rights with respect to provisions of such Fund's Rule 12b-1 distribution plan, if any, pertaining to that particular class.

     MULTI-CLASS STRUCTURE. Each Fund is authorized to offer multiple classes. The Successor Fund will offer and expects to continue to offer Hamilton Classic Shares, Hamilton Shares and Hamilton Premier Shares following the Reorganization. The Acquired Fund offers Class A shares and will not offer such shares following the Reorganization. The Acquired Fund is authorized to offer Class B and Class C shares, but these classes are not currently offered and do not have any outstanding shares.

     TRUSTEES/DIRECTORS. The Declaration of Trust of the Acquired Fund and the By-Laws of the Successor Fund provide that the term of office of each Trustee or Director, respectively, shall be from the time of his or her election and qualification until his or her successor shall have been elected and shall have qualified or, in the case of the Acquired Fund, in the event of death, retirement, resignation or removal, bankruptcy, adjudication of incompetence or other incapacity to perform the duties of the office of Trustee and, in the case of the Successor Fund, the conclusion of the first regular meeting of the Board following such Director's seventieth birthday. Trustees of the Acquired Fund may be removed with cause by the affirmative vote of two-thirds of the remaining Trustees. Pursuant to Maryland law, Directors of the Successor Fund may be removed, with or without cause, by the affirmative vote of a majority of the votes entitled to be cast for the election of directors. Vacancies on the Boards of either the Acquired Fund or the Successor Fund may be filled by the Trustees/Directors remaining in office, provided that no vacancy or vacancies may be filled by action of the remaining Trustee/Directors if, after the filling of the vacancy or vacancies, fewer than two-thirds of the Trustees/Directors then holding office shall have been elected by the shareholders of the relevant Fund. A meeting of shareholders will be required for the purpose of electing Trustees/Directors whenever (a) fewer than a majority of the Trustees/Directors then in office were elected by shareholders of the relevant Fund or (b) a vacancy exists that may not be filled by the remaining Trustees/Directors and must be filled.

     VOTING RIGHTS. Neither the Acquired Fund or the Successor Fund holds a meeting of shareholders annually, and there normally is no meeting of shareholders for the purpose of electing Trustees/Directors unless and until such time as less than a majority of the Trustees/Directors of the relevant Fund holding office have been elected by shareholders or a vacancy exists that may not be filled by the remaining Trustees/Directors. At such times, the Trustees or Directors then in office will call a shareholders' meeting for the election of Trustees/Directors.

     LIQUIDATION OR TERMINATION. In the event of the liquidation or termination of either the Acquired Fund or the Successor Fund, the shareholders of the relevant Fund are entitled to receive, when and as declared by the Trustees or Directors, the excess of the assets over the liabilities belonging to such

Fund. In either case, the assets so distributed to shareholders will be distributed among the shareholders in proportion to the number of shares held by them and recorded on the books of such Fund.

     LIABILITY OF TRUSTEES OR DIRECTORS. The Articles of Incorporation of the Successor Fund provides that its Directors and officers shall not be liable to the Successor Fund for monetary damages for breach of fiduciary duty as a director or officer, except to the extent such exemption from liability or limitation thereof is not permitted by law. The Declaration of Trust of the Acquired Fund provides that Trustees and officers shall not be personally liable for any extension of credit to, contract with or claim against the Acquired Fund. Trustees of the Acquired Fund shall not be responsible or liable in any event for any neglect or wrongdoing of any officer, employee or agent of the Acquired Fund, or the act or omission of any other Trustee. The Declaration of Trust, however, does not protect a Trustee or officer against any liability to which such person would otherwise be subject by reason of bad faith, willful misfeasance, gross negligence or reckless disregard of the duties involved in the conduct of such person's office. The constituent instruments of each of the Successor Fund and the Acquired Fund provide that the relevant Fund shall indemnify each Trustee/Director and officer and permit advances for the payment of expenses relating to the matter for which indemnification is sought, in the case of the Successor Fund, to the fullest extent permitted by applicable law and, in the case of the Acquired Fund, except for, among other things, bad faith, willful misfeasance, gross negligence or reckless disregard of the duties involved in the conduct of such Trustee's or officer's office.

     RIGHTS OF INSPECTION. Maryland law permits any shareholder of the Successor Fund or any agent of such shareholder to inspect and copy, during usual business hours, the By-Laws, minutes of shareholder proceedings, annual statements of the affairs and voting trust agreements of the relevant Fund on file at its principal offices. The By-Laws of the Acquired Fund provide that the records of the Acquired Fund shall be open for inspection by shareholders to the same extent as is permitted shareholders of a Massachusetts business corporation.

     SHAREHOLDER LIABILITY. Under Maryland law, shareholders of the Successor Fund do not have personal liability for corporate acts and obligations. Shares of the Successor Fund issued to the shareholders of the Acquired Fund in the Reorganization will be fully paid and nonassessable when issued, transferable without restrictions and will have no preemptive rights.

     Massachusetts law provides that shareholders of the Acquired Fund could, under certain circumstances, be held personally liable for the obligations of the Acquired Fund. However, the Declaration of Trust of the Acquired Fund disclaims shareholder liability for acts or obligations of the Acquired Fund. The Declaration of Trust of the Acquired Fund provides for indemnification from the Acquired Fund's property against all loss and expense arising from such liability. Thus, the risk of shareholder liability is limited to circumstances in which the Acquired Fund would be unable to meet its obligations. Upon payment of any liability incurred by the Acquired Fund, the shareholder paying the liability will be entitled to reimbursement from the general assets of the Acquired Fund.

     The foregoing is only a summary of certain characteristics of the operations of the Successor Fund and the Acquired Fund. The foregoing is not a complete description of the documents cited. Shareholders should refer to the provisions of the corporate documents and state laws governing each Fund for a more thorough description.

                                SERVICE PROVIDERS

     The following service providers presently are engaged by the Successor Fund to serve in the capacities indicated below:

Administrator and Distributor:                   BNY Hamilton Distributors, Inc.
                                                 90 Park Avenue
                                                 New York, New York  10956

Transfer Agent and Dividend                      BISYS Fund Services, Inc.
Disbursing Agent:                                P.O. Box 163310
                                                 Columbus, Ohio  43216-3310

Custodian:                                       The Bank of New York
                                                 100 Church Street
                                                 New York, New York  10286

Independent Auditors:                            Ernst & Young LLP
                                                 787 Seventh Avenue
                                                 New York, New York  10019

Legal Counsel:                                   Sullivan & Cromwell
                                                 125 Broad Street
                                                 New York, New York  10004


                  GENERAL INFORMATION ABOUT THE PROXY STATEMENT

     SOLICITATION OF PROXIES. Solicitation of proxies is being made primarily by the mailing of this Notice and Proxy Statement/Prospectus with its enclosures on or about December 26, 2001. Shareholders of the Acquired Fund whose shares are held by nominees, such as brokers, can vote their proxies by contacting their respective nominee. The Acquired Fund has retained Georgeson Shareholder Communications Inc., a professional proxy solicitation firm, to assist with any necessary solicitation of proxies. Shareholders of the Acquired Fund may receive a telephone call from the professional proxy solicitation firm asking the shareholder to vote. The anticipated cost of the solicitation is expected to be approximately [ ]. The Bank of New York will bear all proxy solicitation costs.

     A shareholder may revoke the accompanying proxy at any time prior to its use by filing with the Acquired Fund, a written revocation or duly executed proxy bearing a later date. In addition, any shareholder who attends the Special Meeting in person may vote by ballot at the Special Meeting, thereby canceling any proxy previously given. The persons named in the accompanying proxy will vote as directed by the proxy card, but in the absence of voting directions in any proxy card that is signed and returned, they intend to vote "FOR" the Reorganization proposal and may vote in their discretion with respect to other matters not now known to the Board of Trustees of the Acquired Fund that may be presented at the Special Meeting.

     VOTING RIGHTS. Shareholders of the Acquired Fund are entitled to one vote for each share held as to any matter on which they are entitled to vote and each fractional share shall be entitled to a proportionate fractional vote. Shares have no preemptive or subscription rights.

     Shareholders of the Acquired Fund at the close of business on December 1, 2001 (the "Record Date") will be entitled to be present and give voting instructions for the Acquired Fund at the Special Meeting with respect to their shares owned as of that Record Date. As of the Record Date, there were [ ] shares of the Acquired Fund issued, outstanding and entitled to vote.

     Approval of the Reorganization for the Acquired Fund requires the affirmative vote of a majority of the outstanding shares of the Acquired Fund.

     The holders of a majority of the outstanding shares present in person or represented by proxy shall constitute a quorum. In the absence of a quorum, a majority of outstanding shares entitled to vote present in person or by proxy may adjourn the meeting from time to time until a quorum is present.

     If a shareholder abstains from voting as to any matter, or if a broker returns a "non-vote" proxy, indicating a lack of authority to vote on a matter, the shares represented by the abstention or non-vote will be deemed present at the Special Meeting for purposes of determining a quorum. However, abstentions and broker non-votes will not be deemed represented at the Special Meeting for purposes of calculating the vote on any matter. As a result, an abstention or broker non-vote will have the same effect as a vote against the Reorganization. The Acquired Fund expects that, before the Special Meeting, broker-dealer firms holding shares of the Acquired Fund in "street name" for their customers will request voting instructions from their customers and beneficial owners. If these instructions are not received by the date specified in the broker-dealer firms' proxy solicitation materials, the Acquired Fund understands that the broker-dealers that are members of The New York Stock Exchange may vote on the items to be considered at the Special Meeting on behalf of their customers and beneficial owners under the rules of The New York Stock Exchange.

     [As of December 1, 2001, no current Trustee owns 1% or more of the outstanding shares of the Acquired Fund, and the officers and Trustees own, as a group, less than 1% of the shares of the Acquired Fund.]

     Appendix C hereto lists the persons that, as of December 1, 2001, owned beneficially or of record 5% or more of the outstanding shares of any class of the Acquired Fund or the Successor Fund.

     OTHER MATTERS TO COME BEFORE THE SPECIAL MEETING. The Acquired Fund does not know of any matters to be presented at the Special Meeting other than those described in this Proxy Statement/Prospectus. If other business should properly come before the Special Meeting, the proxyholders will vote thereon in accordance with their best judgment.

     SHAREHOLDER PROPOSALS. BNYIA Funds Trust is not required to hold regular annual meetings and, in order to minimize their costs, does not intend to hold meetings of shareholders unless so required by applicable law, regulation, regulatory policy or if otherwise deemed advisable by the Trust's management. Therefore, it is not practicable to specify a date by which shareholder proposals must be received in order to be incorporated in an upcoming proxy statement for an annual meeting.

     REPORTS TO SHAREHOLDERS. Shareholders may obtain, without charge, a copy of the most recent Annual Report regarding the Acquired Fund and the most recent Semi-Annual Report succeeding the Annual Report, if any, by calling (800) 634-2536.

     FINANCIAL STATEMENTS AND EXPERTS. The audited Statements of Assets and Liabilities of the Acquired Fund, including their respective schedules of portfolio investments, as of December 31, 2000 and the related statements of operations for the year and/or period then ended, the statement of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the five years (or such shorter period as the relevant Fund, or share class, has been in existence) in the period then ended, have been incorporated by reference into this Proxy Statement/Prospectus in reliance upon the reports of Ernst & Young LLP, independent accountants to the Acquired Fund, given on the authority of such firm as experts in accounting and auditing.

     VALIDITY OF SHARES. The validity of the shares of the Successor Fund will be passed upon by counsel to the Successor Fund.

     IN ORDER THAT THE PRESENCE OF A QUORUM AT THE MEETING MAY BE ASSURED, PROMPT EXECUTION AND RETURN OF THE ENCLOSED PROXY CARD IS REQUESTED. A SELF-ADDRESSED, POSTAGE-PAID ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE.

                                 Alaina V. Metz,
                                 Assistant Secretary

December 19, 2001
3435 Stelzer Road
Columbus, Ohio 43219-3035

                                   APPENDIX A

                  FORM OF AGREEMENT AND PLAN OF REORGANIZATION

         THIS AGREEMENT AND PLAN OF REORGANIZATION (the "Agreement") is made as of this _____ day of _____________, 2001, by and between the BNY Hamilton Funds, Inc., a Maryland corporation (the "Company") with its principal place of business at 3435 Stelzer Road, Columbus, Ohio 43219, on behalf of its series, the ___________ (the "Successor Fund"), and BNYIA Funds Trust (formerly HSBC Funds Trust), a Massachusetts business trust (the "Trust") with its principal place of business at 3435 Stelzer Road, Columbus, Ohio 43219, on behalf of its series, _________ (the "Acquired Fund").

         This Agreement is intended to be and is adopted as a plan of reorganization and liquidation within the meaning of Section 368(a)(1) of the United States Internal Revenue Code of 1986, as amended (the "Code"). The reorganization (the "Reorganization") will consist of the transfer of all of the assets of the Acquired Fund to the Successor Fund in exchange solely for shares of stock of the Hamilton Premier Shares class ($0.001 par value per share) of the Successor Fund (the "Successor Fund Shares"), the assumption by the Successor Fund of liabilities of the Acquired Fund, and the distribution of the Successor Fund Shares to the shareholders of the Acquired Fund in complete liquidation of the Acquired Fund as provided herein, all upon the terms and conditions hereinafter set forth in this Agreement.

         WHEREAS, each of the Acquired Fund and the Successor Fund are open-end, registered investment companies of the management type or a series thereof and the Acquired Fund owns securities, which generally are assets of the character in which the Successor Fund is permitted to invest;

         WHEREAS, the Directors of the Successor Fund have determined that the exchange of all of the assets of the Acquired Fund for Successor Fund Shares and the assumption of liabilities of the Acquired Fund by the Successor Fund is in the best interests of the Successor Fund and its shareholders and that the interests of the existing shareholders of the Successor Fund would not be diluted as a result of this transaction;

         WHEREAS, the Trustees of the Acquired Fund have determined that the exchange of all of the assets of the Acquired Fund for Successor Fund Shares and the assumption of liabilities of the Acquired Fund by the Successor Fund is in the best interests of the Acquired Fund and its shareholders and that the interests of the existing shareholders of the Acquired Fund would not be diluted as a result of this transaction; and

         NOW, THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

1. TRANSFER OF ASSETS OF THE ACQUIRED FUND TO THE SUCCESSOR FUND IN EXCHANGE FOR THE SUCCESSOR FUND SHARES, THE ASSUMPTION OF ACQUIRED FUND LIABILITIES AND THE LIQUIDATION OF THE ACQUIRED FUND

     1.1. Subject to the requisite approval of the Acquired Fund shareholders and the other terms and conditions herein set forth and on the basis of the representations and warranties contained herein, the Acquired Fund agrees to transfer all of the Acquired Fund's assets, as set forth in paragraph 1.2, to the Successor Fund, and the Successor Fund agrees in exchange therefore: (i) to deliver to the Acquired Fund the number of full and fractional Successor Fund Shares determined by dividing the value of the Acquired Fund's net assets with respect to each class, computed in the manner and as of the time and date set forth in paragraph 2.1, by the net asset value of one Successor Fund Share of the same class, computed in the manner and as of the time and date set forth in paragraph 2.2; and (ii) to assume the liabilities of the Acquired Fund, as set forth in paragraph 1.3. Such transactions shall take place at the closing provided for in paragraph 3.1 (the "Closing").

     1.2. (a) The assets of the Acquired Fund to be acquired by the Successor Fund shall consist of all assets and property, including, without limitation, all cash, securities, commodities and futures interests and dividends or interests receivable that are owned by the Acquired Fund and any deferred or prepaid expenses shown as an asset on the books of the Acquired Fund on the closing date provided for in paragraph 3.1 (the "Closing Date").

         (b) The Acquired Fund has provided the Successor Fund with a list of all of the Acquired Fund's assets as of the date of execution of this Agreement. The Acquired Fund reserves the right to sell any of these securities but will not, without the prior approval of the Successor Fund, acquire any additional securities other than securities of the type in which the Successor Fund is permitted to invest. The Acquired Fund will, within a reasonable time prior to the Closing Date, furnish the Successor Fund with a list of the securities, if any, on the Acquired Fund's list referred to in the first sentence of this paragraph which do not conform to the Successor Fund's investment objective, policies and restrictions. In the event that the Acquired Fund holds any investments which the Successor Fund may not hold, the Acquired Fund will dispose of such securities prior to the Closing Date. In addition, if it is determined that the portfolios of the Acquired Fund and the Successor Fund, when aggregated, would contain investments exceeding certain percentage limitations imposed upon the Successor Fund with respect to such investments, the Acquired Fund, if requested by the Successor Fund, will dispose of and/or reinvest a sufficient amount of such investments as may be necessary to avoid violating such limitations as of the Closing Date.

     1.3. The Acquired Fund will endeavor to discharge all of its known liabilities and obligations prior to the Closing Date. The Successor Fund shall assume the liabilities of the Acquired Fund reflected on unaudited statements of assets and liabilities of the Acquired Fund prepared by BISYS Fund Services, Inc. ("BISYS"), as of the Valuation Date (as defined in paragraph 2.1), in accordance with generally accepted accounting principles consistently applied from the prior audited period. The parties expressly agree that the Successor Fund shall have no obligation to reimburse BISYS for any amounts that may be owed to BISYS in connection with BISYS' role as financing agent for the Class B shares of the Acquired Fund. On or as soon as practicable prior to the Closing Date, the Acquired Fund will declare and pay to its shareholders of record one or more dividends and/or other distributions so that it will have distributed substantially all (and in no event less than 98%) of its investment company taxable income (computed without regard to any deduction for dividends paid) and realized net capital gain, if any, for the current taxable year through the Closing Date.

     1.4. Immediately after the transfer of assets provided for in paragraph 1.1, the Acquired Fund will distribute to the Acquired Fund's shareholders of record with respect to each class of its shares, determined as of immediately after the close of business on the Closing Date (the "Acquired Fund Shareholders"), on a pro rata basis within that class, the Successor Fund Shares received by the Acquired Fund pursuant to paragraph 1.1, and will completely liquidate. Such distribution and liquidation will be accomplished, with respect to each class of the Acquired Fund's shares, by the transfer of the Successor Fund Shares then credited to the account of the Acquired Fund on the books of the Successor Fund to open accounts on the share records of the Successor Fund in the names of the Acquired Fund Shareholders. The aggregate net asset value of Successor Fund Shares to be so credited to Acquired Fund Shareholders shall, with respect to each class, be equal to the aggregate net asset value of the Acquired Fund Shares of that same class owned by such shareholders on the Closing Date. All issued and outstanding shares of the Acquired Fund will simultaneously be canceled on the books of the Acquired Fund, although share certificates representing interests in shares of the Acquired Fund will represent a number of Successor Fund Shares after the Closing Date, as determined in accordance with Section 2.3. The Successor Fund shall not issue certificates representing the Successor Fund Shares in connection with such exchange.

     1.5. Ownership of Successor Fund Shares will be shown on the books of the Successor Fund's transfer agent. Shares of the Successor Fund will be issued in the manner described in the Successor Fund's then-current prospectus and statement of additional information.

     1.6. Any reporting responsibility of the Acquired Fund including, but not limited to, the responsibility for filing of regulatory reports, tax returns, or other documents with the Securities and Exchange Commission (the "Commission"), any state securities commission, and any federal, state or local tax authorities or any other relevant regulatory authority, is and shall remain the responsibility of the Acquired Fund.

     1.7. Any transfer taxes payable upon issuance of the Successor Fund Shares in a name other than the registered holder of the Acquired Fund Shares on the books of the Acquired Fund as of that time shall, as a condition of such issuance and transfer, be paid by the person to whom such Successor Fund Shares are to be issued and transferred.

2.   VALUATION

     2.1. The value of the Acquired Fund's assets to be acquired by the Successor Fund hereunder shall be the value of such assets computed as of immediately after the close of business of The New York Stock Exchange and after the declaration of any dividends on the Closing Date (such time and date being hereinafter called the "Valuation Date"), using the valuation procedures and then-current prospectus or statement of additional information with respect to the Acquired Fund, and valuation procedures established by the Acquired Fund's Board of Trustees.

     2.2. The net asset value of a Successor Fund Share shall be the net asset value per share computed with respect to that class as of immediately after the close of business of The New York Stock Exchange and after the declaration of any dividends on the Valuation Date, using the valuation procedures set forth in the Successor Fund's then-current prospectus or statement of additional information with respect to the Successor Fund, and valuation procedures established by the Successor Fund's Board of Directors.

     2.3. The number of Successor Fund Shares to be issued (including fractional shares, if any) in exchange for Class A shares of the Acquired Fund shall be determined with respect to each such class by dividing the value of the net assets with respect to shares of the Acquired Fund, as the case may be, determined using the same valuation procedures referred to in paragraph 2.1, by the net asset value of a Successor Fund Share, determined in accordance with paragraph 2.2.

     2.4. All computations of value shall be made by the Acquired Fund's designated record keeping agent and shall be subject to confirmation by the Successor Fund's record keeping agent and by each Fund's respective independent accountants.

3.   CLOSING AND CLOSING DATE

     3.1. The Closing Date shall be February [ ], 2002, or such other date as the parties may agree to in writing. All acts taking place at the Closing shall be deemed to take place simultaneously as of immediately after the close of business on the Closing Date unless otherwise agreed to by the parties. The close of business on the Closing Date shall be as of 4:00 p.m., Eastern Time. The Closing shall be held at the offices of Sullivan & Cromwell or at such other time and/or place as the parties may agree.

     3.2. The Acquired Fund shall direct The Bank of New York as custodian for the Acquired Fund (the "Custodian"), to deliver, at the Closing, a certificate of an authorized officer stating that (i) the Acquired Fund's portfolio securities, cash, and any other assets ("Assets") shall have been delivered in proper form to the Successor Fund within two business days prior to or on the Closing Date, and (ii) all necessary taxes in connection with the delivery of the Assets, including all applicable federal and state stock transfer stamps, if any, have been paid or provision for payment has been made. The Acquired Fund's portfolio securities represented by a certificate or other written instrument shall be presented by the Acquired Fund Custodian to the custodian for the Successor Fund for examination no later than five business days preceding the Closing Date, and shall be transferred and delivered by the Acquired Fund as of the Closing Date for the account of the Successor Fund duly endorsed in proper form for transfer in such condition as to constitute good delivery thereof. The Custodian shall deliver as of the Closing Date by book entry, in accordance with the customary practices of such depositories and the Custodian, the Acquired Fund's portfolio securities and instruments deposited with a securities depository, as defined in Rule 17f-4 under the Investment Company Act of 1940, as amended (the "1940 Act"). The cash to be transferred by the Acquired Fund shall be delivered by wire transfer of federal funds on the Closing Date.

     3.3. The Acquired Fund shall direct BISYS Fund Services, Inc. (the "Transfer Agent"), on behalf of the Acquired Fund, to deliver at the Closing a certificate of an authorized officer stating that its records contain the names and addresses of the Acquired Fund Shareholders and the number and percentage ownership of outstanding shares owned by each such shareholder immediately prior to the Closing. The Successor Fund shall issue and deliver a confirmation evidencing the Successor Fund Shares to be credited on the Closing Date to the Secretary of the Acquired Fund, or provide evidence satisfactory to the Acquired Fund that such Successor Fund Shares have been credited to the Acquired Fund's account on the books of the Successor Fund. At the Closing each party shall deliver to the other such bills of sale, checks, assignments, share certificates, if any, receipts or other documents as such other party or its counsel may reasonably request.

     3.4. In the event that on the Valuation Date (a) The New York Stock Exchange or another primary trading market for portfolio securities of the Successor Fund or the Acquired Fund shall be closed to trading or trading thereupon shall be restricted, or (b) trading or the reporting of trading on such Exchange or elsewhere shall be disrupted so that, in the judgment of the Board of Trustees of the Acquired Fund or the Board of Directors of the Successor Fund, accurate appraisal of the value of the net assets of the Successor Fund or the Acquired Fund is impracticable, the Closing Date shall be postponed until the first business day after the day when trading shall have been fully resumed and reporting shall have been restored.

4.   REPRESENTATIONS AND WARRANTIES

     4.1. Except as has been disclosed to the Successor Fund, the Trust, on behalf of the Acquired Fund, represents and warrants to the Successor Fund as follows:

         (a) The Acquired Fund is duly organized as a series of BNYIA Funds Trust, a business trust duly organized, validly existing and in good standing under the laws of The Commonwealth of Massachusetts with power under its Agreement and Declaration of Trust to own all of its properties and assets and to carry on its business as it is now being conducted;

         (b) The Trust is a registered investment company classified as a management company of the open-end type, and its registration with the Commission as an investment company under the 1940 Act, and the registration of shares of the Acquired Fund under the Securities Act of 1933, as amended ("1933 Act"), is in full force and effect;

         (c) No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by the Acquired Fund of the transactions contemplated herein, except such as have been obtained under the 1933 Act, the Securities Exchange Act of 1934, as amended (the "1934 Act") and the 1940 Act and such as may be required by state securities laws;

         (d) The current prospectus and statement of additional information of the Acquired Fund and each prospectus and statement of additional information of the Acquired Fund used during the three years previous to the date of this Agreement conforms or conformed at the time of its use in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and does not or did not at the time of its use include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading;

         (e) On the Closing Date, the Trust will have good and marketable title to the Acquired Fund's assets to be transferred to the Successor Fund pursuant to paragraph 1.2 and full right, power, and authority to sell, assign, transfer and deliver such assets hereunder free of any liens or other encumbrances, and upon delivery and payment for such assets, the Successor Fund will acquire good and marketable title thereto, subject to no restrictions on the full transfer thereof, including such restrictions as might arise under the 1933 Act, other than as disclosed to the Successor Fund;

         (f) The Acquired Fund is not engaged currently, and the execution, delivery and performance of this Agreement will not result, in (i) a material violation of the Trust's Agreement and Declaration of Trust or By-Laws or of any agreement, indenture, instrument, contract, lease or other undertaking to which the Trust, with respect to the Acquired Fund, is a party or by which the Trust, with respect to the Acquired Fund, is bound, or (ii) the acceleration of any obligation, or the imposition of any penalty, under any agreement, indenture, instrument, contract, lease, judgment or decree to which the Trust, with respect to the Acquired Fund, is a party or by which the Trust, with respect to the Acquired Fund, is bound;

         (g) The Trust has no material contracts or other commitments (other than this Agreement) that will be terminated with liability to the Acquired Fund prior to the Closing Date;

         (h) Except as otherwise disclosed in writing to and accepted by the Successor Fund, no litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or, to its knowledge, threatened against the Acquired Fund or any of its properties or assets that, if adversely determined, would materially and adversely affect its financial condition or the conduct of its business. The Acquired Fund knows of no facts which might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business or its ability to consummate the transactions herein contemplated;

         (i) The Statement of Assets and Liabilities, Statements of Operations and Changes in Net Assets, and Schedule of Investments of the Acquired Fund at December 31, 2000 have been audited by Ernst & Young LLP independent accountants, and are in accordance with generally accepted accounting principles ("GAAP") consistently applied, and such statements (copies of which have been furnished to the Successor Fund) present fairly, in all material respects, the financial condition of the Acquired Fund as of such date in accordance with GAAP, and there are no known contingent liabilities of the Acquired Fund required to be reflected on a balance sheet (including the notes thereto) in accordance with GAAP as of such date not disclosed therein;

         (j) Since December 31, 2000 there has not been any material adverse change in the Acquired Fund's financial condition, assets, liabilities or business, other than changes occurring in the ordinary course of business, or any incurrence by the Acquired Fund of indebtedness maturing more than one year from the date such indebtedness was incurred, except as otherwise disclosed to and accepted by the Successor Fund. For the purposes of this subparagraph (j), a decline in net asset value per share of the Acquired Fund due to declines in market values of securities in the Acquired Fund's portfolio, the discharge of Acquired Fund liabilities, or the redemption of Acquired Fund Shares by shareholders of the Acquired Fund shall not constitute a material adverse change;

         (k) At the date hereof and the Closing Date, all federal and other tax returns, dividend reporting forms, and other tax-related reports of the Acquired Fund required by law to have been filed by such date (including any extensions) shall have been filed and are or will be correct in all material respects, and all Federal and other taxes shown as due or required to be shown as due on said returns and reports shall have been paid or provision shall have been made for the payment thereof, and to the best of the Acquired Fund's knowledge, no such return is currently under audit and no assessment has been asserted with respect to such returns;

         (l) For each taxable year of its operation (including the taxable year ending on the Closing Date), the Acquired Fund has met the requirements of Subchapter M of the Code for qualification as a regulated investment company and has elected to be treated as such, has been eligible to and has computed its federal income tax under Section 852 of the Code, and will have distributed all of its investment company taxable income and net capital gain (as defined in the Code) that has accrued through the Closing Date, and before the Closing Date will have declared dividends sufficient to distribute all of its investment company taxable income and net capital gain for the period ending on the Closing Date;

         (m) All issued and outstanding shares of the Acquired Fund are, and on the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable by the Acquired Fund and have been offered and sold in every state and the District of Columbia in compliance in all material respects with applicable registration requirements of the 1933 Act and state securities laws. All of the issued and outstanding shares of the Acquired Fund will, at the time of Closing, be held by the persons and in the amounts set forth in the records of the Transfer Agent, on behalf of the Acquired Fund, as provided in paragraph
3.3. The Acquired Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any of the shares of the Acquired Fund, nor is there outstanding any security convertible into any of the Acquired Fund shares;

         (n) The execution, delivery and performance of this Agreement will have been duly authorized prior to the Closing Date by all necessary action, if any, on the part of the Trustees of the Trust, and, subject to the approval of the shareholders of the Acquired Fund, this Agreement will constitute a valid and binding obligation of the Trust, on behalf of the Acquired Fund, enforceable in accordance with its terms, subject to the effect of bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors' rights and to general equity principles;

         (o) The information to be furnished by the Trust, on behalf of the Acquired Fund, for use in registration statements, proxy materials and other documents filed or to be filed with any federal, state or local regulatory authority (including the National Association of Securities Dealers, Inc.), which may be necessary in connection with the transactions contemplated hereby, shall be accurate and complete in all material respects and shall comply in all material respects with Federal securities and other laws and regulations applicable thereto; and

         (p) The proxy statement of the Acquired Fund (the "Proxy Statement") to be included in the Registration Statement referred to in paragraph 5.6, insofar as it relates to the Acquired Fund, will, on the effective date of the Registration Statement and on the Closing Date (i) not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not materially misleading provided, however, that the representations and warranties in this subparagraph (p) shall not apply to statements in or omissions from the Proxy Statement and the Registration Statement made in reliance upon and in conformity with information that was furnished by the Company or the Successor Fund for use therein, and (ii) comply in all material respects with the provisions of the 1933 Act, the 1934 Act and the 1940 Act and the rules and regulations thereunder.

     4.2. The Company, on behalf of the Successor Fund, represents and warrants to the Acquired Fund as follows:

         (a) The Successor Fund is duly organized as a series of the BNY Hamilton Funds, Inc., which is a corporation duly organized, validly existing and in good standing under the laws of the State of Maryland with power to own all of its properties and assets and to carry on its business as it is now being conducted;

         (b) The Company is a registered investment company classified as a management company of the open-end type, and its registration with the Commission as an investment company under the 1940 Act and the registration of shares of the Successor Fund under the 1933 Act, is in full force and effect;

         (c) No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by the Successor Fund of the transactions contemplated herein, except such as have been obtained under the 1933 Act, the 1934 Act and the 1940 Act and such as may be required by state securities laws;

         (d) The current prospectus and statement of additional information of the Successor Fund conforms or conformed at the time of its use in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and does not or did not at the time of its use include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading;

         (e) On the Closing Date, the Company will have good and marketable title to the Successor Fund's assets, free of any liens or other encumbrances, except those liens or encumbrances as to which the Acquired Fund has received notice and necessary documentation at or prior to the Closing;

         (f) The Successor Fund is not engaged currently, and the execution, delivery and performance of this Agreement will not result, in (i) a material violation of the Company's Charter or By-Laws or of any agreement, indenture, instrument, contract, lease or other undertaking to which the Company, on behalf of the Successor Fund, is a party or by which the Company, on behalf of the Successor Fund, is bound, or (ii) the acceleration of any obligation, or the imposition of any penalty, under any agreement, indenture, instrument, contract, lease, judgment or decree to which the Company, on behalf of the Successor Fund, is a party or by which the Company, on behalf of the Successor Fund, is bound;

         (g) Except as otherwise disclosed in writing to and accepted by the Acquired Fund, no litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or, to its knowledge, threatened against the Successor Fund or any of its properties or assets that, if adversely determined, would materially and adversely affect its financial condition or the conduct of its business. The Successor Fund knows of no facts which might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business or its ability to consummate the transactions herein contemplated;

         (h) All issued and outstanding Successor Fund Shares are, and on the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable and have been offered and sold in every state and the District of Columbia in compliance in all material respects with applicable registration requirements of the 1933 Act and state securities laws. The Successor Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any Successor Fund Shares, nor is there outstanding any security convertible into any Successor Fund Shares;

         (i) The execution, delivery and performance of this Agreement will have been fully authorized prior to the Closing Date by all necessary action, if any, on the part of the Directors of the Company, on behalf of the Successor Fund, and this Agreement will constitute a valid and binding obligation of the Company, on behalf of the Successor Fund, enforceable in accordance with its terms, subject to the effect of bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors' rights and to general equity principles;

         (j) The Successor Fund Shares to be issued and delivered to the Acquired Fund, for the account of the Acquired Fund Shareholders, pursuant to the terms of this Agreement, will on the Closing Date have been duly authorized and, when so issued and delivered, will be duly and validly issued Successor Fund Shares, and will be fully paid and non-assessable;

         (k) The information to be furnished by the Successor Fund for use in the registration statements, proxy materials and other documents that may be necessary in connection with the transactions contemplated hereby shall be accurate and complete in all material respects and shall comply in all material respects with Federal securities and other laws and regulations applicable thereto; and

         (l) That insofar as it relates to the Successor Fund, the Registration Statement relating to the Successor Fund Shares issuable hereunder will, on the effective date of the Registration Statement (i) not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not misleading provided, however, that the representations and warranties in this subparagraph (o) shall not apply to statements in or omissions from the Registration Statement made in reliance upon and in conformity with information that was furnished by the Acquired Fund for use therein, and (ii) comply in all material respects with the provisions of the 1933 Act, the 1934 Act and the 1940 Act and the rules and regulations thereunder.

5. COVENANTS OF THE COMPANY, WITH RESPECT TO THE SUCCESSOR FUND, AND THE TRUST, WITH RESPECT TO THE ACQUIRED FUND

     5.1. The Company, with respect to the Successor Fund, and the Trust, with respect to the Acquired Fund, each will operate its business in the ordinary course between the date hereof and the Closing Date, it being understood that such ordinary course of business will include the declaration and payment of customary dividends and distributions, and any other distribution that may be advisable.

     5.2. The Trust, on behalf of the Acquired Fund, will call a meeting of the shareholders of the Acquired Fund to consider and act upon this Agreement and to take all other action necessary to obtain approval of the transactions contemplated herein.

     5.3. The Trust, on behalf of the Acquired Fund, covenants that the Successor Fund Shares to be issued hereunder are not being acquired for the purpose of making any distribution thereof, other than in accordance with the terms of this Agreement.

     5.4. The Trust, on behalf of the Acquired Fund, will assist the Successor Fund in obtaining such information as the Successor Fund reasonably requests concerning the beneficial ownership of the Acquired Fund shares.

     5.5. Subject to the provisions of this Agreement, the Company, on behalf of the Successor Fund, and the Trust, on behalf of the Acquired Fund, will each take, or cause to be taken, all action, and do or cause to be done, all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement.

     5.6. The Trust, on behalf of the Acquired Fund, will provide the Company, on behalf of the Successor Fund, with information reasonably necessary for the preparation of a prospectus (the "Prospectus") which will include the Proxy Statement referred to in paragraph 4.1(p), all to be included in a Registration Statement on Form N-14 of the Trust, on behalf of the Successor Fund, and any supplement or amendment thereto (the "Registration Statement"), in compliance with the 1933 Act, the 1934 Act and the 1940 Act, in connection with the meeting of the shareholders of the Acquired Fund to consider approval of this Agreement and the transactions contemplated herein.

     5.7. As soon as is reasonably practicable after the Closing, the Acquired Fund will make a liquidating distribution to its shareholders consisting of the Successor Fund Shares received at the Closing.

     5.8. The Company, on behalf of the Successor Fund, and the Trust, on behalf of the Acquired Fund, shall each use its reasonable best efforts to fulfill or obtain the fulfillment of the conditions precedent to effect the transactions contemplated by this Agreement as promptly as practicable.

     5.9. The Trust, on behalf of the Acquired Fund, covenants that it will, from time to time, as and when reasonably requested by the Successor Fund, execute and deliver or cause to be executed and delivered all such assignments and other instruments, and will take or cause to be taken such further action as the Successor Fund may reasonably deem necessary or desirable in order to vest in and confirm the Successor Fund's title to and possession of all the assets and otherwise to carry out the intent and purpose of this Agreement.

     5.10. The Company, on behalf of the Successor Fund, will use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act and such of the state blue sky or securities laws as may be necessary in order to continue its operations after the Closing Date.

6.   CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRED FUND

         The obligations of the Trust to consummate on behalf of the Acquired Fund the transactions provided for herein shall be subject, at the Trust's election, to the performance by the Successor Fund of all the obligations to be performed by it hereunder on or before the Closing Date, and, in addition thereto, the following further conditions:

     6.1. All representations and warranties by or on behalf of the Successor Fund contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date, with the same force and effect as if made on and as of the Closing Date;

     6.2. The Company shall have delivered to the Acquired Fund a certificate executed in its name by its President or Vice President and its Secretary, Treasurer or Assistant Treasurer, in a form reasonably satisfactory to the Acquired Fund and dated as of the Closing Date, to the effect that the representations and warranties by or on behalf of the Successor Fund made in this Agreement are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement and as to such other matters as the Acquired Fund shall reasonably request;

     6.3. The Successor Fund or the Company, as the case may be, shall have performed all of the covenants and complied with all of the provisions required by this Agreement to be performed or complied with by the Successor Fund or the Company, as the case may be, on or before the Closing Date; and

     6.4. The Acquired Fund and the Successor Fund shall have agreed on the number of full and fractional Successor Fund Shares of the Investor Class to be issued in connection with the Reorganization after such number has been calculated in accordance with paragraph 1.1.

7.   CONDITIONS PRECEDENT TO OBLIGATIONS OF THE SUCCESSOR FUND

         The obligations of the Company to consummate on behalf of the Successor Fund the transactions provided for herein shall be subject, at the Company's election, to the performance by the Acquired Fund of all of the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, the following conditions:

     7.1. All representations and warranties by or on behalf of the Acquired Fund contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date, with the same force and effect as if made on and as of the Closing Date;

     7.2. The Trust shall have delivered to the Successor Fund a statement of the Acquired Fund's assets and liabilities, as of the Closing Date, certified by the Treasurer of the Acquired Fund;

     7.3. The Trust shall have delivered to the Successor Fund on the Closing Date a certificate executed in its name by its President or Vice President and its Secretary, Treasurer or Assistant Treasurer, in form and substance satisfactory to the Successor Fund and dated as of the Closing Date, to the effect that the representations and warranties by or on behalf of the Acquired Fund made in this Agreement are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and as to such other matters as the Successor Fund shall reasonably request;

     7.4. The Acquired Fund or the Trust, as the case may be, shall have performed all of the covenants and complied with all of the provisions required by this Agreement to be performed or complied with by the Acquired Fund or the Trust, as the case may be, on or before the Closing Date;

     7.5. The Acquired Fund and the Successor Fund shall have agreed on the number of full and fractional Successor Fund Shares of the Investor Class to be issued in connection with the Reorganization after such number has been calculated in accordance with paragraph 1.1;

     7.6. The Acquired Fund shall have declared and paid a distribution or distributions prior to the Closing that, together with all previous distributions, shall have the effect of distributing to its shareholders (i) all of its investment company taxable income and all of its net realized capital gains, if any, for the period from the close of its last fiscal year to 4:00 p.m. Eastern time on the Closing; and (ii) any undistributed investment company taxable income and net realized capital gains from any period to the extent not otherwise already distributed.

     7.7. The Successor Fund shall have received on the Closing Date a favorable opinion of Paul, Weiss, Rifkind, Wharton & Garrison, counsel to the Acquired Fund, in a form satisfactory to the Secretary of the Successor Fund, covering the following points:

         That (a) the Trust is a validly existing business trust and in good standing under the laws of The Commonwealth of Massachusetts and has the power to own all of its properties and assets and to carry on its business as a registered investment company and the Acquired Fund is a duly established series of the Trust; (b) the Agreement has been duly authorized, executed and delivered by the Trust, on behalf of the Acquired Fund and, assuming due authorization, execution and delivery of the Agreement by the Company, on behalf of the Successor Fund, is a valid and binding obligation of the Trust, on behalf of the Acquired Fund, enforceable against the Trust, on behalf of the Acquired Fund in accordance with its terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights and to general equity principles; (c) the execution and delivery of the Agreement did not, and the consummation of the transactions contemplated hereby will not, conflict with the Trust's Declaration of Trust or By-Laws or in a material violation of any provision of any material agreement (known to such counsel) to which the Acquired Fund is a party or by which it or its property is bound or, to the knowledge of such counsel, result in the acceleration of any obligation or the imposition of any penalty, under any material agreement, judgment, or decree to which the Acquired Fund is a party or by which it or its property is bound; (d) to the knowledge of such counsel, no consent, approval, authorization or order of any court or governmental authority of the United States or The Commonwealth of Massachusetts is required for the consummation by the Trust, on behalf of the Acquired Fund, of the transactions contemplated herein, except such as have been obtained under the 1933 Act, the 1934 Act and the 1940 Act, and such as may be required under state securities laws; (e) the Proxy Statement (except as to financial and statistical data contained therein, as to which no opinion need be given), as of its date, appeared on its face to be appropriately responsive in all material respects to the 1934 Act and the 1940 Act and the rules and regulations thereunder; provided, however, that such counsel shall be entitled to state that it does not assume any responsibility for the accuracy, completeness or fairness of the Proxy Statement; (f) to the knowledge of such counsel, there is no legal, administrative or governmental proceeding, investigation, order, decree or judgment of any court or governmental body, only insofar as they relate to the Acquired Fund or its assets or properties, pending, threatened or otherwise existing on or before the effective date of the Registration Statement or the Closing Date, which is required to be described in the Registration Statement or to be filed as an exhibit to the Registration Statement which is not described or filed as required or which materially and adversely affect the Acquired Fund's business; and (g) the Trust is registered as an investment company under the 1940 Act, and, to the knowledge of such counsel, its registration with the Commission as an investment company under the 1940 Act is in full force and effect.

         Such counsel may rely as to matters governed by the laws of The Commonwealth of Massachusetts on an opinion of Massachusetts counsel and/or certificates of officers or directors of the Acquired Fund. Such opinion also shall include such other matters incident to the transaction contemplated hereby, as the Company may reasonably request.

     7.8. The Successor Fund shall have received from Ernst & Young LLP a letter addressed to the Successor Fund dated as of the effective date of the Registration Statement in form and substance satisfactory to the Successor Fund, to the effect that:

         (a) they are independent public accountants with respect to the Acquired Fund within the meaning of the 1933 Act and the applicable regulations thereunder; and

         (b) in their opinion, the financial statements and financial highlights of the Acquired Fund included or incorporated by reference in the Registration Statement and reported on by them comply as to form in all material aspects with the applicable accounting requirements of the 1933 Act and the rules and regulations thereunder.

     7.9. The Successor Fund shall have received from Ernst & Young LLP a letter addressed to the Successor Fund dated as of the effective date of the Registration Statement in form and substance satisfactory to the Successor Fund, to the effect that:

         (a) they are independent public accountants with respect to the Successor Fund within the meaning of the 1933 Act and the applicable regulations thereunder;

         (b) in their opinion, the financial statements and financial highlights of the Successor Fund included or incorporated by reference in the Registration Statement and reported on by them comply as to form in all material aspects with the applicable accounting requirements of the 1933 Act and the rules and regulations thereunder.; and

         (c) on the basis of limited procedures agreed upon by the Successor Fund and the Acquired Fund and described in such letter (but not an examination in accordance with generally accepted auditing standards), specified information relating to each Fund appearing in the Registration Statement and the Proxy Statement has been obtained from the accounting records of such Fund or from schedules prepared by officers of each Fund having responsibility for financial and reporting matters and each information is in agreement with such records, schedules or computations made therefrom.

     7.10. The Acquired Fund shall have delivered to the Acquiring Fund, pursuant to paragraph 4.1(i), copies of financial statements of the Acquired Fund as of and for the fiscal year ended December 31, 2000.

     7.11. The Successor Fund shall have received from Ernst & Young LLP a letter addressed to the Successor Fund and dated as of the Closing Date stating that, as of a date no more than three (3) business days prior to the Closing Date, Ernst & Young LLP performed limited procedures and that on the basis of those procedures it confirmed the matters set forth in paragraph 7.9.

     7.12. The Rule 12b-1 Plans for the Acquired Fund shall have been terminated effective not later than the day prior to the Closing Date.

8. FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF THE SUCCESSOR FUND AND THE ACQUIRED FUND

         If any of the conditions set forth below do not exist on or before the Closing Date with respect to the Acquired Fund or the Successor Fund, the other party to this Agreement shall, at its option, not be required to consummate the transactions contemplated by this Agreement:

     8.1. The Agreement and the transactions contemplated herein shall have been approved by the requisite vote of the holders of the outstanding shares of the Acquired Fund in accordance with the provisions of the Trust's Agreement and Declaration of Trust, By-Laws, applicable Massachusetts law and the 1940 Act, and certified copies of the resolutions evidencing such approval shall have been delivered to the Successor Fund. Notwithstanding anything herein to the contrary, neither the Successor Fund nor the Acquired Fund may waive the conditions set forth in this paragraph 8.1;

     8.2. On the Closing Date no action, suit or other proceeding shall be pending or, to its knowledge, threatened before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated herein;

     8.3. All consents of other parties and all other consents, orders and permits of Federal, state and local regulatory authorities deemed necessary by the Successor Fund or the Acquired Fund to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order or permit would not involve a risk of a material adverse effect on the assets or properties of the Successor Fund or the Acquired Fund, provided that either party hereto may for itself waive any of such conditions;

     8.4. The Registration Statement shall have become effective under the 1933 Act and no stop orders suspending the effectiveness thereof shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act; and

     8.5. The parties shall have received an opinion of Sullivan & Cromwell addressed to the Acquired Fund and the Successor Fund substantially to the effect that (based upon certain facts, qualifications, assumptions and representations) for federal income tax purposes: (i) the transaction contemplated by this Agreement shall constitute a tax-free reorganization and the Acquired Fund and the Successor Fund will each be a "party to a reorganization" within the meaning of the Code; and (ii) no gain or loss will be recognized by Acquired Fund shareholders on the conversion of shares of the Acquired Fund into Successor Fund shares. The delivery of such opinion is conditioned upon receipt by Sullivan & Cromwell of representations it shall request of the Successor Fund and the Acquired Fund. Notwithstanding anything herein to the contrary, neither the Successor Fund nor the Acquired Fund may waive the condition set forth in this paragraph 8.5.

9.   INDEMNIFICATION

     9.1. The Successor Fund agrees to indemnify and hold harmless the Acquired Fund and each of the Trust's Trustees and officers from and against any and all losses, claims, damages, liabilities or expenses (including, without limitation, the payment of reasonable legal fees and reasonable costs of investigation) to which jointly and severally the Acquired Fund or any of its Trustees or officers may become subject, insofar as any such loss, claim, damage, liability or expense (or actions with respect thereto) arises out of or is based on any breach by the Successor Fund of any of its representations, warranties, covenants or agreements set forth in this Agreement.

     9.2. The Acquired Fund agrees to indemnify and hold harmless the Successor Fund and each of the Company's Directors and officers from and against any and all losses, claims, damages, liabilities or expenses (including, without limitation, the payment of reasonable legal fees and reasonable costs of investigation) to which jointly and severally the Successor Fund or any of its Directors or officers may become subject, insofar as any such loss, claim, damage, liability or expense (or actions with respect thereto) arises out of or is based on any breach by the Acquired Fund of any of its representations, warranties, covenants or agreements set forth in this Agreement.

10.  BROKERAGE FEES AND EXPENSES

     10.1. The Successor Fund represents and warrants to the other that there are no brokers or finders entitled to receive any payments in connection with the transactions provided for herein.

     10.2. None of the expenses relating to the Reorganization will be borne by the Successor Fund. The expenses relating to the proposed Reorganization will be borne by The Bank of New York. The costs of the Reorganization shall include, but not be limited to, costs associated with obtaining any necessary order of exemption from the 1940 Act, preparation of the Registration Statement, printing and distributing the Successor Fund's prospectus and the Acquired Fund's proxy materials, legal fees, accounting fees, securities registration fees, and expenses of holding shareholders' meetings.

11.  ENTIRE AGREEMENT; SURVIVAL OF WARRANTIES

     11.1. The Company and the Trust agree that neither party has made any representation, warranty or covenant not set forth herein and that this Agreement constitutes the entire agreement between the parties.

     11.2. The representations, warranties and covenants contained in this Agreement or in any document delivered pursuant hereto or in connection herewith shall survive the consummation of the transactions contemplated hereunder. The covenants to be performed after the Closing shall survive the Closing.

12.  TERMINATION

     12.1. This Agreement may be terminated and the transactions contemplated hereby may be abandoned by either party by (i) mutual agreement of the parties, or (ii) by either party if the Closing shall not have occurred on or before February 26, 2002, unless such date is extended by mutual agreement of the parties, or (iii) by either party if the other party shall have materially breached its obligations under this Agreement or made a material and intentional misrepresentation herein or in connection herewith. In the event of any such termination, this Agreement shall become void and there shall be no liability hereunder on the part of any party or their respective Directors, Trustees or officers, except for any such material breach or intentional misrepresentation, as to each of which all remedies at law or in equity of the party adversely affected shall survive.

13.  AMENDMENTS

     13.1. This Agreement may be amended, modified or supplemented in such manner as may be deemed necessary or advisable by the authorized officers of the Trust and the Company; provided, however, that following the meeting of the shareholders of the Acquired Fund called by the Trust pursuant to paragraph 5.2 of this Agreement, no such amendment may have the effect of changing the provisions for determining the number of the Successor Fund Shares to be issued to the Acquired Fund Shareholders under this Agreement to the detriment of such shareholders without their further approval.

14.  NOTICES

     14.1. Any notice, report, statement or demand required or permitted by any provisions of this Agreement shall be in writing and shall be given by facsimile, personal service or prepaid or certified mail addressed to the Trust, 3435 Stelzer Road, Columbus, Ohio 43219, attn: Walter B. Grimm, in each case with a copy to Paul, Weiss, Rifkind, Wharton & Garrison, 1285 Avenue of the Americas, New York, New York 10019-6064, attn: Steven R. Howard, and to the Company, 3435 Stelzer Road, Columbus, Ohio 43219, attn: Mick Grunewald, in each case with a copy to Sullivan & Cromwell, 125 Broad Street, New York, New York 10004, attn: John E. Baumgardner, Jr.

15.  HEADINGS; COUNTERPARTS; GOVERNING LAW; ASSIGNMENT; LIMITATION OF LIABILITY

     15.1. The Article and paragraph headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

     15.2. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

     15.3. This Agreement shall be governed by and construed in accordance with the laws of the State of New York.

     15.4. This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

     15.5. It is expressly agreed that the obligations of the parties hereunder shall not be binding upon any of the Directors, Trustees, shareholders, nominees, officers, agents, or employees of the Company or the Trust personally, but shall bind only the property of the Acquired Fund or the Successor Fund, as the case may be, as provided in the Articles of Incorporation of the Company or Agreement and Declaration of Trust of the Trust. The execution and delivery by such officers shall not be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the property of the Acquired Fund or the Successor Fund, as the case may be.

         IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed by its President or Vice President and its seal to be affixed thereto and attested by its Secretary or Assistant Secretary.

                                      BNY HAMILTON FUNDS, INC.
                                      on behalf of


                                      ----------------------.



                                      ------------------------------------------
                                      By:
                                         ---------------------------------------
                                      Title:
                                             -----------------------------------
Attest:
        ----------------------

                                      BNYIA FUNDS TRUST,
                                      on behalf of


                                      -----------------------.



                                      ------------------------------------------
                                      By:
                                         ---------------------------------------
                                      Title:
                                             -----------------------------------
Attest:
        ----------------------

                                   APPENDIX B

     The following is a list of portfolios in the BNY Hamilton Family of Funds available to holders of Hamilton Premier Shares of the Successor Fund after the Reorganization.

BNY HAMILTON FUND - HAMILTON PREMIER SHARES

Money Fund

Treasury Money Fund

BNY HAMILTON FUND - INVESTOR SHARES

Equity Income Fund

Large Cap Value Fund

Large Cap Growth Fund

International Equity Fund

Small Cap Growth Fund

Intermediate Government Fund

Intermediate Investment Grade Fund

Intermediate Tax-Exempt Fund

Intermediate New York Tax-Exempt Fund

S&P 500 Index Fund

U.S. Bond Market Index Fund

                                   APPENDIX C

     As of December 1, 2001, the following persons owned beneficially or of record 5% or more of the outstanding shares of the specified class of the Acquired Fund:

     As of December 1, 2001, the following persons owned beneficially or of record 5% or more of the outstanding shares of the specified class of the Successor Fund:

                                     PART B
                            BNY HAMILTON FUNDS, INC.

                       Statement of Additional Information
                                December 19, 2001

This Statement of Additional Information is available to the Shareholders of New York Tax-Free Money Market Fund (the "Acquired Fund"), a series of BNYIA Funds Trust (formerly HSBC Funds Trust), in connection with a proposed transaction whereby all of its assets will be transferred to BNY Hamilton New York Tax-Free Money Market Fund (the "Successor Fund"), a series of the BNY Hamilton Funds, Inc., in exchange for shares of the Successor Fund and the assumption by the Successor Fund of the Acquired Fund's liabilities.

This Statement of Additional Information of the BNY Hamilton Funds, Inc. consists of this cover page and the following documents, each of which was filed electronically with the Securities and Exchange Commission and is incorporated by reference herein:

1. The preliminary Statement of Additional Information for the Successor Fund subject to completion and dated October 5, 2001.

2. The Semi-Annual Report of the Acquired Fund for the six-month period ended June 30, 2001.

This Statement of Additional Information is not a Prospectus. A Proxy Statement/Prospectus dated December 19, 2001 relating to the Reorganization of the Acquired Fund may be obtained, without charge, by writing to the Successor Fund at 3425 Stelzer Road, Columbus, Ohio, 43219 or calling (800) 634-2536. This Statement of Additional Information should be read in conjunction with the Proxy Statement/Prospectus.

                              FINANCIAL STATEMENTS

     The Semi-Annual Report of the Acquired Fund, for the six-month period ended June 30, 2001, and including unaudited financial statements, notes to the financial statements and report of the independent auditors, are incorporated by reference herein. To obtain a copy of the Semi-Annual Report without charge, please call (800) 634-2536. Because the Successor Fund has not yet commenced operations, it does have financial information available.

                   PRO FORMA FINANCIAL STATEMENTS (UNAUDITED)

     The following tables set forth the unaudited pro forma condensed Statement of Assets and Liabilities and Schedule of Investments as of June 30, 2001 and the unaudited pro forma condensed Statement of Operations for the twelve-month period ended June 30, 2001 for the Acquired Fund and the Successor Fund, as adjusted, giving effect to the Acquisition.

HSBC New York Tax-Free Money Market Fund
Proforma Statement of Assets and Liabilities
June 30, 2001 (unaudited)

--------------------------------------------------------------------------------


                                                                      HSBC New York Tax-Free
ASSETS:                                                                 Money Market Fund
                                                                      ----------------------
     Investments at market value,
      (Cost $32,279,421)                                               $          32,279,421
     Receivables:
      Interest and dividends                                                         249,807
      Prepaid expenses                                                                 3,098
                                                                      ----------------------
      Total Assets                                                                32,532,326
                                                                      ----------------------

LIABILITIES:
     Payables:
      Dividends                                                                       62,660
      Investments purchased                                                        1,006,110
      Services provided by The Bank of New York and Administrator                      7,120
     Accrued expenses and other liabilities                                           17,919
                                                                      ----------------------
      Total Liabilities                                                            1,093,809
                                                                      ----------------------

NET ASSETS:                                                            $          31,438,517
                                                                      ======================

SOURCES OF NET ASSETS:
     Capital stock @ par                                               $                   -
     Capital surplus                                                              31,444,184
     Accumulated net realized loss on investments                                     (5,667)
                                                                      ----------------------
NET ASSETS:                                                            $          31,438,517
                                                                      ======================

Class A
     Net Assets                                                        $          31,439,517
                                                                      ======================
     Shares outstanding                                                           31,439,267
                                                                      ======================
     Net asset value, offering price and
       repurchase price per share                                      $                1.00
                                                                      ======================

See Notes to Pro Forma Financial Statements

BNY Hamilton New York Tax-Free Money Market Fund
HSBC New York Tax-Free Money Market Fund
Pro Forma Statement of Investments

                                                                           BNY Hamilton            HSBC
                                                                         New York Tax-Free   New York Tax-Free
                                                                         Money Market Fund   Money Market Fund
                                                                           June 30, 2001       June 30, 2001    Pro Forma
                                                                          SUCCESSOR FUND       ACQUIRED FUND    Combined*

           Security Description              Coupon Rate Maturity Date  Shares/Par           Shares/Par         Shares/Par
---------------------------------------------------------------------------------------------------------------------------
ALBANY NY INDL DEV AGY CIVIC FAC REV                2.50        6/1/04-                                 900,000    900,000-
BABYLON INDIVIDUAL DEVELOPMENT AGENCY
RESEOLUTION                                         3.20       12/1/24-                                 300,000    300,000-
BONY SWEEP                                          2.35      12/31/99-                                  48,466     48,466-
LINDENHURST NY SCHOOL DISTRICT                      3.25       6/27/02-                               1,000,000  1,000,000-
LIVERPOOL CENTRAL SCHOOL DISTRICT                   5.00       7/12/01-                                 845,827    845,827-
MONROE COUNTY INDUSTRIAL DEVELOPMENT                6.00        9/1/14-                               1,450,000  1,450,000-
NEW YORK CITY                                       2.50       2/15/16-                                 700,000    700,000-
NEW YORK CITY GENERAL OBLIGATION                    3.15        8/1/20-                                 400,000    400,000-
NEW YORK CITY INDUSTRIAL DEVELOPMENT
AGENCY                                              2.45       9/30/31-                                 400,000    400,000-
NEW YORK CITY INDUSTRIAL DEVELOPMENT
AGENCY                                              3.00        1/1/24-                                 800,000    800,000-
NEW YORK CITY MUNICIPAL ASSISTANCE CORP             5.50        7/1/01-                               1,500,000  1,500,000-
NEW YORK CITY MUNICIPAL WATER FINANCE
AUTHORITY,                                          3.15       6/15/22-                               2,200,000  2,200,000-
NEW YORK LOCAL GOVERNMENT                           6.40        4/1/02-                                 500,000    500,000-
NEW YORK NEW YORK                                   3.15       8/15/21-                                 500,000    500,000-
NEW YORK ST ENERGY RES & DEV AUTH                   2.35        8/1/15-                                 700,000    700,000-
NEW YORK ST POWER AUTHORITY                         2.45       2/15/21-                               1,400,000  1,400,000-
NEW YORK STATE DORMITORY AUTHORITY REVENUE          7.00        7/1/05-                               1,000,000  1,000,000-
NEW YORK STATE ENERGY R&D                           3.15        6/1/29-                                 400,000    400,000-
NEW YORK STATE ENVIRONMENTAL SERIES 9               2.73       6/15/14-                               1,000,000  1,000,000-


                                               BNY Hamilton              HSBC
                                            New York Tax-Free      New York Tax-Free
                                            Money Market Fund      Money Market Fund
                                              June 30, 2001          June 30, 2001        Pro Forma
                                              SUCCESSOR FUND         ACQUIRED FUND        Combined*

           Security Description                   Value                  Value              Value
-------------------------------------------------------------------------------------------------------
ALBANY NY INDL DEV AGY CIVIC FAC REV                                            900,000        900,000
BABYLON INDIVIDUAL DEVELOPMENT AGENCY
RESEOLUTION                                                                     300,000        300,000
BONY SWEEP                                                                       48,466         48,466
LINDENHURST NY SCHOOL DISTRICT                                                1,006,110      1,006,110
LIVERPOOL CENTRAL SCHOOL DISTRICT                                               845,937        845,937
MONROE COUNTY INDUSTRIAL DEVELOPMENT                                          1,450,000      1,450,000
NEW YORK CITY                                                                   700,000        700,000
NEW YORK CITY GENERAL OBLIGATION                                                400,000        400,000
NEW YORK CITY INDUSTRIAL DEVELOPMENT
AGENCY                                                                          400,000        400,000
NEW YORK CITY INDUSTRIAL DEVELOPMENT
AGENCY                                                                          800,000        800,000
NEW YORK CITY MUNICIPAL ASSISTANCE CORP                                       1,500,000      1,500,000
NEW YORK CITY MUNICIPAL WATER FINANCE
AUTHORITY,                                                                    2,200,000      2,200,000
NEW YORK LOCAL GOVERNMENT                                                       513,810        513,810
NEW YORK NEW YORK                                                               500,000        500,000
NEW YORK ST ENERGY RES & DEV AUTH                                               700,000        700,000
NEW YORK ST POWER AUTHORITY                                                   1,400,000      1,400,000
NEW YORK STATE DORMITORY AUTHORITY REVENUE                                    1,020,000      1,020,000
NEW YORK STATE ENERGY R&D                                                       400,000        400,000
NEW YORK STATE ENVIRONMENTAL SERIES 9                                         1,000,000      1,000,000



                                                                            BNY Hamilton            HSBC
                                                                          New York Tax-Free   New York Tax-Free
                                                                          Money Market Fund   Money Market Fund
                                                                            June 30, 2001       June 30, 2001    Pro Forma
                                                                           SUCCESSOR FUND       ACQUIRED FUND    Combined*

           Security Description              Coupon Rate  Maturity Date  Shares/Par           Shares/Par         Shares/Par
----------------------------------------------------------------------------------------------------------------------------
NEW YORK STATE LOCAL GOVT                           6.75         4/1/21-                                 500,000    500,000-
NEW YORK, NY SUB SERIES B-2                         3.15        8/15/19-                                 500,000    500,000-
NIAGRA COUNTY NY INDUSTRIAL DEV,                    2.70       11/15/24-                               1,000,000  1,000,000-
NY/NJ PORT AUTHORITY                                2.90        12/1/17-                                 900,000    900,000-
NYC HDC MULTI-FAMILY RENTAL                         2.50       11/15/19-                                 900,000    900,000-
NYC HOUSING DEVELOPMENT CORP                        2.40         7/1/05-                                 700,000    700,000-
NYC HOUSING DEVELOPMENT CORP                        2.60        11/1/32-                                 900,000    900,000-
NYC WATER AUTHORITY                                 3.00        6/15/33-                                 300,000    300,000-
NYS HOUSING FINANCE AGENCY                          2.50         5/1/29-                               1,500,000  1,500,000-
NYS HOUSING FINANCE AGENCY                          2.55        11/1/32-                               1,600,000  1,600,000-
NYS HOUSING FINANCE AGENCY                          2.60        5/15/33-                                 900,000    900,000-
NYS HOUSING FINANCE AGENCY                          2.50        5/15/31-                                 500,000    500,000-
NYS HOUSING FINANCE AGENCY                          2.50        5/15/31-                                 900,000    900,000-
NYS HOUSING FINANCE AGENCY                          2.55        11/1/28-                                 400,000    400,000-
NYS THWY AUTH C/P                                   2.55       12/10/01-                               1,000,000  1,000,000-
STATE JOB DEVELOPMENT AUTHORITY, SERIES
B-1-B-21                                            3.20         3/1/05-                                 970,000    970,000-
SUFFOLK COUNTY NY GENERAL OBLIGATION                2.50        11/1/09-                                 600,000    600,000-
TRIBOROUGH BRIDGE & TUNNEL AUTHORITY                3.00         1/1/03-                               1,000,000  1,000,000-
TRIBOROUGH BRIDGE & TUNNEL AUTHORITY                3.00         1/1/03-                                 700,000    700,000-
YONKERS NEW YORK INDIVIDUAL DEVELOPMENT
AGENCY                                              2.50         7/1/19-                                 400,000    400,000-

TOTAL INVESTMENTS



                                               BNY Hamilton              HSBC
                                            New York Tax-Free      New York Tax-Free
                                            Money Market Fund      Money Market Fund
                                              June 30, 2001          June 30, 2001        Pro Forma
                                              SUCCESSOR FUND         ACQUIRED FUND        Combined*

           Security Description                   Value                  Value              Value
-------------------------------------------------------------------------------------------------------
NEW YORK STATE LOCAL GOVT                                                       525,098        525,098
NEW YORK, NY SUB SERIES B-2                                                     500,000        500,000
NIAGRA COUNTY NY INDUSTRIAL DEV,                                              1,000,000      1,000,000
NY/NJ PORT AUTHORITY                                                            900,000        900,000
NYC HDC MULTI-FAMILY RENTAL                                                     900,000        900,000
NYC HOUSING DEVELOPMENT CORP                                                    700,000        700,000
NYC HOUSING DEVELOPMENT CORP                                                    900,000        900,000
NYC WATER AUTHORITY                                                             300,000        300,000
NYS HOUSING FINANCE AGENCY                                                    1,500,000      1,500,000
NYS HOUSING FINANCE AGENCY                                                    1,600,000      1,600,000
NYS HOUSING FINANCE AGENCY                                                      900,000        900,000
NYS HOUSING FINANCE AGENCY                                                      500,000        500,000
NYS HOUSING FINANCE AGENCY                                                      900,000        900,000
NYS HOUSING FINANCE AGENCY                                                      400,000        400,000
NYS THWY AUTH C/P                                                             1,000,000      1,000,000
STATE JOB DEVELOPMENT AUTHORITY, SERIES
B-1-B-21                                                                        970,000        970,000
SUFFOLK COUNTY NY GENERAL OBLIGATION                                            600,000        600,000
TRIBOROUGH BRIDGE & TUNNEL AUTHORITY                                          1,000,000      1,000,000
TRIBOROUGH BRIDGE & TUNNEL AUTHORITY                                            700,000        700,000
YONKERS NEW YORK INDIVIDUAL DEVELOPMENT
AGENCY                                                                          400,000        400,000
                                          -------------------------------------------------------------
TOTAL INVESTMENTS                                     32,279,421             32,279,421     32,279,421
                                          =============================================================

*Management does not anticipate having to dispose of any security positions as a result of the reorganization.

          See Notes to Pro Forma Financial Statements

BNY Hamilton New York Tax-Free Money Market Fund
HSBC New York Tax-Free Money Market Fund
Proforma Statement of Operations
For the 12 Months Ended June 30, 2001 (unaudited)

                                                                               BNY Hamilton
                                                                             New York Tax-Free        HSBC New York Tax-Free
                                                                             Money Market Fund           Money Market Fund
                                                                         -------------------------  --------------------------
Investment income:
  Interest                                                                 $                    -                 $ 2,615,708
  Dividend                                                                                      -                      10,635
                                                                         -------------------------  --------------------------
                                                                                                -                   2,626,343
                                                                         -------------------------  --------------------------

Expenses:
  Advisory                                                                                      -                     233,623
  Legal                                                                                         -                     108,888
  Administration                                                                                -                     100,125
  12b-1 - Class A                                                                               -                      73,490
  Transfer Agent                                                                                -                      43,067
  Directors                                                                                     -                      12,432
  Custodian                                                                                     -                       9,269
  Service Fees                                                                                  -                           -
  Other expenses                                                                                -                      52,213
                                                                         -------------------------  --------------------------
                                                                                                -                     633,107
  Less: fee waivers and reimbursements from investment adviser                                  -                    (199,277)
                                                                         -------------------------  --------------------------
  Net expenses                                                                                  -                     433,830
                                                                         -------------------------  --------------------------
  Net investment income                                                                         -                   2,192,513
                                                                         -------------------------  --------------------------

Realized and unrealized gains (losses) from investment transactions:
  Net realized gains (losses) from investment transactions                                      -                       8,040
  Net change in unrealized appreciation (depreciation) of investments                           -                           -
                                                                         -------------------------  --------------------------
Net realized and unrealized gains (losses) from investment activities                           -                       8,040
                                                                         -------------------------  --------------------------
Net increase (decrease) in net assets resulting from operations            $                    -                 $ 2,200,553
                                                                         =========================  ==========================



                                                                             Adjustments            Combined
                                                                          ------------------   -------------------
Investment income:
  Interest                                                                                            $ 2,615,708
  Dividend                                                                                                 10,635
                                                                          ------------------   -------------------
                                                                                          -             2,626,343
                                                                          ------------------   -------------------

Expenses:
  Advisory                                                                         (166,874)               66,749
  Legal                                                                            (107,658)                1,230
  Administration                                                                    (33,376)               66,749
  12b-1 - Class A                                                                   (73,490)                    -
  Transfer Agent                                                                                           43,067
  Directors                                                                                                12,432
  Custodian                                                                                                 9,269
  Service Fees                                                                      166,874               166,874
  Other expenses                                                                    (52,213)                    -
                                                                          ------------------   -------------------
                                                                                   (266,737)              366,370
  Less: fee waivers and reimbursements from investment adviser                      166,652               (32,625)
                                                                          ------------------   -------------------
  Net expenses                                                                     (100,085)              333,745
                                                                          ------------------   -------------------
  Net investment income                                                             100,085             2,292,598
                                                                          ------------------   -------------------

Realized and unrealized gains (losses) from investment transactions:
  Net realized gains (losses) from investment transactions                                -                 8,040
  Net change in unrealized appreciation (depreciation) of investments                     -                     -
                                                                          ------------------   -------------------
Net realized and unrealized gains (losses) from investment activities                     -                 8,040
                                                                          ------------------   -------------------
Net increase (decrease) in net assets resulting from operations                   $ 100,085           $ 2,300,638
                                                                          ==================   ===================

NOTES TO PRO FORMA FINANCIAL STATEMENTS (Unaudited)


NOTE 1--Basis of Combination:

     At a special meeting of the Board of Directors of BNY Hamilton Intermediate New York Tax-Exempt Money Market Fund ( the "Fund") held on October 17, 2001 and at a special meeting of the Board of Directors of HSBC New York Tax-Free Money Market Fund held on September 29, 2001, the Boards of Directors each approved an Agreement and Plan of Reorganization pursuant to which, subject to approval by the shareholders of HSBC New York Tax-Free Money Market Fund, HSBC New York Money Market Fund will transfer all of its assets, subject to its liabilities, to the Fund, in exchange for a number of shares of the Fund equal in value to the net assets of HSBC New York Tax-Free Money Market Fund (the "Exchange"). Shares of the Fund then will be distributed to HSBC New York Tax-Free Money Market Fund shareholders on a pro rata basis in liquidation of HSBC New York Tax-Free Money Market Fund.

     The Exchange will be accounted for as a tax-free merger of investment companies. The unaudited pro forma statement of investments and statement of assets and liabilities reflect the financial position of the Fund and HSBC New York Tax-Free Money Market Fund at June 30, 2001. The unaudited pro forma statement of operations reflects the results of operations of the Fund and HSBC New York Tax-Free Money Market Fund for the twelve months ended June 30, 2001. These statements have been derived from the Funds' respective books and records utilized in calculating daily net asset value at the dates indicated above under generally accepted accounting principles. The historical cost of investment securities will be carried forward to the surviving entity and results of operations of the Fund for pre-combination periods will not be restated. The fiscal year ends are December 31 for the Fund and HSBC New York Tax-Free Money Market Fund.

     The pro forma statements of investments, assets and liabilities and operations should be read in conjunction with the historical financial statements of the Funds included or incorporated by reference in the respective Statements of Additional Information. The pro forma combined financial statements are presented for information purposes only and may not necessarily be representative of what the actual combined financial statements would have been had the reorganization occurred at July 1, 2000.

NOTE 2--Portfolio Valuation:

     Investments in securities are valued at amortized cost, which has been determined by the Fund's Board of Directors to represent the fair value of the Fund's investments.

NOTE 3--Capital Shares:

     The pro forma net asset value per share assumes 31,439,267 additional shares of Common Stock of the Fund were issued in connection with the proposed acquisition by the Fund of HSBC New York Tax-Free Money Market Fund as of June 30, 2001. The Fund has no prior operations, so all HSBC New York Tax-Free Money Market Fund Class A shares will be issued at $1.00. The pro forma combined number of Classic shares outstanding of 31,439,267 consists of the 31,439,267 shares issuable to HSBC New York Tax-Free Money Market Fund as a result of the merger and the -0- shares of the Fund outstanding at June 30, 2001.

NOTE 4--Pro Forma Operating Expenses:

     The accompanying pro forma financial statements reflect estimated changes in fund expenses as if the merger had taken place on July 1, 2000. Although it is anticipated that there will be an elimination of certain duplicative expenses as a result of the Exchange, the actual amount of such expenses may differ from the estimates because it is not possible to predict the cost of future operations.

NOTE 5--Merger Costs:

     Merger costs are estimated at approximately $250,000 and are not included in the pro forma statement of operations since these costs will be paid by The Bank of New York. These costs represent the estimated expenses of the Funds carrying out their obligations under the Exchange and consist of management's estimate of legal fees, accounting fees, printing costs and mailing charges related to the Exchange.

NOTE 6--Federal Income Taxes:

     The Fund has elected to be taxed as a "regulated investment company" under the Internal Revenue Code. After the Exchange, the Fund intends to continue to qualify as a regulated investment company by complying with the provisions available to certain investment companies, as defined in applicable sections of the Internal Revenue Code, and to make distributions of taxable income sufficient to relieve it from all, or substantially all, Federal income taxes.

     The identified cost of investments for the Funds is substantially the same for both financial accounting and Federal income tax purposes. The tax cost of investments will remain unchanged for the combined entity.

                                     PART C

                                OTHER INFORMATION

Item 15.  INDEMNIFICATION

     Reference is made to Article VI of Registrant's Bylaws and the Distribution Agreement.

     Registrant, its Directors and officers, the other investment companies administered by the Administrator, and persons affiliated with them are insured against certain expenses in connection with the defense of actions, suits, or proceedings, and certain liabilities that might be imposed as a result of such actions, suits or proceedings.

     Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to Directors, officers and controlling persons of the Registrant and the principal underwriter pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a Director, officer, or controlling person of the Registrant and the principal underwriter in connection with the successful defense of any action, suit or proceeding) is asserted against the Registrant by such Director, officers or controlling person or principal underwriter in connection with the shares being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 16.  EXHIBITS

EXHIBIT
NUMBER                         DESCRIPTION
------  -----------------------------------------------------------------------

  (1)      (a)  Articles of Incorporation of Registrant.*
           (b)  Articles of Amendment, dated June 29, 1992.*
           (c)  Articles Supplementary, dated  June 29, 1994.*
           (d)  Articles Supplementary, dated August 15, 1995.*
           (e)  Articles of Amendment, dated January 22, 1997.*
           (f)  Articles Supplementary, dated January 22, 1997.*
           (g)  Articles Supplementary, dated April 28, 1999.*
           (h)  Form of Articles Supplementary, dated September 17, 1999.*
           (i)  Articles Supplementary, dated February 15, 2000.*
           (j)  Articles Supplementary, dated February 26, 2001.*
           (k)  Articles Supplementary, dated April 2, 2001.*
           (l)  Articles Supplementary, dated October [   ], 2001.**

    EXHIBIT
     NUMBER                           DESCRIPTION
   ----------    ---------------------------------------------------------------

      (2)           By-Laws of Registrant.*

      (3)           Not Applicable.

      (4)           A copy of the form of Agreement and Plan of Reorganization is filed in Registrant's Form N-14 as Appendix A of the Proxy Statement/Prospectus.***

      (5)           Not Applicable

      (6) Investment Advisory Agreement between BNY Hamilton New York Tax-Free Money Market Fund and The Bank of New York.**

      (7)   (a)     Distribution Agreements between Registrant and BNY Hamilton
                    Distributors, Inc.*

            (b) Supplement to Distribution Agreements between Registrant and BNY Hamilton Distributors, Inc.*

      (8)           None.
      (9)   (a)     Custody Agreement between Registrant and The Bank of New
                    York.*

            (b) Cash Management and Related Services Agreement between each series of Registrant and The Bank of New York.*

            (c) Supplement to Custody Agreement between Registrant and The Bank of New York.*

            (d) Supplement to Cash Management and Related Services Agreement between Registrant and The Bank of New York.*

            (e) Additional Supplement to Custody Agreement between Registrant and The Bank of New York.*

            (f) Additional Supplement to Cash Management and Related Services Agreement between Registrant and The Bank of New York.*

            (g) Additional Supplement to Custody Agreement between Registrant and The Bank of New York.*

            (h) Additional Supplement to Cash Management and Related Services Agreement between Registrant and The Bank of New York.*

      (10)          Rule 12(b)-1 Plan of BNY Hamilton New York Tax-Free Money
                    Market Fund.

      (11) Opinion and Consent of counsel to the Registrant as to the legality of the securities being registered.**

      (12) Opinion and Consent of Sullivan & Cromwell regarding certain tax matters in connection with the Successor Fund.**

      (13)  (a)     Administration Agreement between Registrant and BNY Hamilton
                    Distributors, Inc.*

            (b) Fund Accounting Services Agreement between Registrant and The Bank of New York.*

EXHIBIT
NUMBER                           DESCRIPTION
--------  ------------------------------------------------------------------

          (c) Form of Transfer Agency Agreement between Registrant and BISYS Fund Services, Inc.*

          (d)  Form of Shareholder Servicing Agreement.*

          (e) Supplement to Administration Agreement between Registrant and BNY Hamilton Distributors, Inc.*

          (f) Supplement to Fund Accounting Services Agreement between Registrant and The Bank of New York.*

          (g) Updated Transfer Agency Agreement between Registrant and BISYS Fund Services, Inc.*

          (h)  Revised Rule 18f-3 Plan of BNY Hamilton Funds, Inc.*

          (i) Supplement to Form of Sub-Administration Agreement between BNY Hamilton Distributors, Inc. and The Bank of New York.*

          (j) Supplement to Administration Agreement between Registrant and BNY Hamilton Distributors, Inc.*

          (k) Supplement to Fund Accounting Services Agreement between Registrant and The Bank of New York.*

          (l) Supplement to Transfer Agency Agreement between Registrant and BISYS Fund Services, Inc.*

          (m) Supplement to Sub-Administration Agreement between BNY Hamilton Distributors, Inc. and The Bank of New York.*

          (n) Rule 18f-3 Plan of BNY Hamilton New York Tax-Free Money Market Fund.**

  (14)         Consent of Ernst & Young LLP.***

  (15)         Financial Statements - None

  (16) Powers of Attorney (included as part of Signature Page to this Registration Statement)***

  (17)         Form of Proxy for New York Tax-Free Money Market Fund.***

--------------------------


*    Previously filed with the Securities and Exchange Commission.

**   To be filed by amendment.

***  Filed herewith.

Item 17. UNDERTAKINGS

     (1) The undersigned Registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus which is a part of this registration statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act 17 CFR 230.145(c), the reoffering prospectus will contain the information called for by the applicable registration form for reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

     (2) The undersigned Registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as a part of an amendment to the registration statement and will not be used until the amendment is effective, and that, in determining any liability under the 1933 Act, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

                                   SIGNATURES

     As required by the Securities Act of 1933, this registration statement has been signed on behalf of the registrant, in the City of New York and State of New York, on the 19th day of November, 2001.

                                            BNY HAMILTON FUNDS, INC.


                                            By: /s/ William J. Tomko
                                                ----------------------
                                                William J. Tomko
                                                President

Each person whose signature appears below, hereby makes, constitutes and appoints Mick Grunewald as his agent and attorney-in-fact for the purpose of executing in his name, in his capacity as a Director of BNY Hamilton Funds, Inc. this registration statement on Form N-14 (including amendments thereto) to be filed with the United States Securities and Exchange Commission.

     As required by the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the date indicated.

SIGNATURE                            TITLE                      DATE
--------------------------- -------------------------  ---------------------

/s/ Edward L. Gardner       Director and Chairman of      November 19, 2001
---------------------------  the Board of Directors
Edward L. Gardner
/s/ Stephen Stamas                 Director               November 19, 2001
---------------------------
Stephen Stamas
/s/ James E. Quinn                 Director               November 19, 2001
---------------------------
James E. Quinn
/s/ Karen Osar                     Director               November 19, 2001
---------------------------
Karen Osar
/s/ Jim Kelly                      Director               November 19, 2001
---------------------------
Jim Kelly

                                  EXHIBIT INDEX

    EXHIBIT
    NUMBER                          DESCRIPTION
   ----------  -----------------------------------------------------------------

      (14)         Consent of Ernst & Young LLP

      (17)     (a) Form of Proxy for New York Tax-Free Money Market Fund.